EXHIBIT 10.1

EXECUTION COPY

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of April 26, 2006, by and among MediCor Ltd., a Delaware corporation, with headquarters located at 4560 S. Decatur Blvd., Suite 300, Las Vegas, Nevada 89103 (the “Company”), Silver Oak Capital, L.L.C., in its capacity as collateral agent, and the investors listed on the Schedule of Purchasers attached hereto (individually, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS:

A.            The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);

B.            The Purchasers, severally, and not jointly, wish to purchase from the Company and the Company wishes to sell to the Purchasers, upon the terms and conditions stated in this Agreement, (I) senior secured convertible notes, substantially in the form attached hereto as Exhibit A, in an original aggregate principal amount of $50,000,000 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, restated or modified and in effect from time to time, the “Notes”), and (II) warrants, substantially in the form attached hereto as Exhibit B, to acquire that number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), equal to the quotient (the “Quotient”) of (a) 25% of the original aggregate principal amount of the Notes purchased by the Purchasers at the Closing (as defined in Section 1(a)), divided by (b) the Fixed Conversion Price (as defined in the Notes (as defined below)) as of the Closing Date (as defined in Section 1(b)) (such warrants, together with any warrants or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended and restated or modified and in effect from time to time, being referred to as the “Warrants”; the shares of Common Stock issuable upon exercise of the Warrants being referred to as the “Warrant Shares”);

C.            The Notes shall be convertible into shares of Common Stock (the shares of Common Stock issuable upon conversion of the Notes being referred to herein as the “Conversion Shares”) in accordance with the terms of the Notes;

D.            Contemporaneously with the Closing, the parties hereto will execute and deliver a Registration Rights Agreement, substantially in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

E.             Contemporaneously with the Closing, the parties hereto and certain of the Company’s Subsidiaries (as defined in Section 3(a)) (the “Guarantors”) will execute and deliver a Guarantee and Collateral Agreement, substantially in the form attached hereto as Exhibit D (the “Collateral Agreement” and the guarantees issued thereunder being referred to as the “Guarantees”), pursuant to which (i) the Company and the Guarantors will agree to provide the Purchasers with security interests in substantially all of the property and assets of the Company and the Guarantors, including all patents and patent rights and (ii) the Guarantors will agree to guaranty the obligations of the Company;

F.             Contemporaneously with the Closing, the parties hereto and the Guarantors will execute and deliver one or more Deposit Account Control Agreements, in a form mutually agreed upon by the parties thereto (the “Account Control Agreements”), pursuant to which the Company and each such Subsidiary will agree to enable the Purchasers to perfect their security interest in all of the Company’s and each such Subsidiary’s right, title and interest in certain accounts and in all collateral from time to time credited to such accounts;

G.            Contemporaneously with the Closing, the Purchasers, the Company, International Integrated Industries, LLC (“Integrated”) and Sirius Capital, LLC (“Sirius”) will enter into a Subordination Agreement in the form attached hereto as Exhibit G (the “Subordination Agreement”) pursuant to which the Company and Integrated will agree to subordinate the payment of the Promissory Notes made by the Company in favor of Integrated (the “Integrated Notes”) to the prior payment in full of the Notes in the manner set forth therein;

H.            Contemporaneously with the Closing, the Company and Integrated will enter into a subordinated unsecured note in the form attached hereto as Exhibit H (the “Subordinated Integrated Note”) pursuant to which the Company will issue to Integrated a subordinated promissory note in an original aggregate principal amount of $31,710,042.96; and

I.              Contemporaneously with the Closing, the Company and Sirius will enter into a subordinated unsecured convertible note in the form attached hereto as Exhibit I (the “Subordinated Sirius Note,” and together with the Subordinated Integrated Note, the “Subordinated Notes”) pursuant to which the Company will issue to Sirius a subordinated promissory note in an original aggregate principal amount of $37,500,000.

NOW THEREFORE, the Company and the Purchasers hereby agree as follows:

1.             Purchase and Sale of Notes and Warrants.

a.             Purchase of Notes and Warrants.  Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6(a) and 7(a) below, on the Closing Date (as defined in Section 1(c)), the Company agrees to issue and sell to each Purchaser, and each Purchaser severally, and not jointly, agrees to purchase from the Company,

(i) Notes in the principal amount set forth opposite such Purchaser’s name on the Schedule of Purchasers, along with (ii) the related Warrants with respect to the number of Warrant Shares equal to the Quotient (rounded to the nearest whole number, with 0.5 rounded up) calculated on the Notes purchased by such Purchaser at the Closing (the “Closing”).  The purchase price (the “Purchase Price”) of the Notes and the related Warrants at the Closing shall be equal to $1.00 for each $1.00 of principal amount of the Notes purchased (representing an aggregate Purchase Price of $50,000,000 for the aggregate original principal amount of $50,000,000 of Notes and the related Warrants to be purchased at the Closing).

b.             Section 1272 Acknowledgment.  The Company and each Purchaser acknowledge that each Note and its associated Warrants are an “investment unit” within the meaning of Section 1273(c)(2) of the Internal Revenue Code of 1986, as amended (the “Code”), that the portion of the Purchase Price payable for the Notes is $995 per $1,000 principal amount, that such amount shall be the “issue price” (within the meaning of Section 1273(b) of the Code) of the Notes per $1,000 principal amount.  The Company and each Purchaser agree that such issue price shall be used to determine the amount of “original issue discount,” if any, accruing and to be reported on the Notes pursuant to Section 1272 of the Code and the regulations promulgated thereunder.  The balance of the Purchase Price is payable for the Warrants.

c.             The Closing Date.  The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York City time, on the first day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed (a “Business Day”) following the date of this Agreement, subject to the satisfaction (or waiver) of all of the conditions to the Closing set forth in Sections 6(a) and 7(a) (or such later or earlier date as is mutually agreed to by the Company and the Purchasers).  The Closing shall occur on the Closing Date at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064 or at such other time, date and place as the Company and the Purchasers may collectively designate in writing.

d.             Form of Payment.  On the Closing Date, (i) each Purchaser shall pay the applicable Purchase Price to the Company for the Notes and the Warrants to be issued and sold to such Purchaser on the Closing Date by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, less any amount withheld pursuant to Section 4(h), and (ii) the Company shall deliver to each Purchaser Notes (in the principal amounts as such Purchaser shall request) (the “Note Certificates”) representing such principal amount of the Notes that such Purchaser is purchasing hereunder at the Closing, along with warrants representing the Warrants that such Purchaser is purchasing hereunder at the Closing, duly executed on behalf of the Company and registered in the name of such Purchaser.

2.             Purchaser’s Representations and Warranties.

Each Purchaser represents and warrants, severally and not jointly, as of the date of this Agreement and on the Closing Date, with respect to only itself, that:

a.             Investment Purpose.  Such Purchaser (i) is acquiring the Notes (together with the related Guarantees) and the Warrants purchased by such Purchaser hereunder, (ii) upon any conversion of the Notes, will acquire the Conversion Shares then issuable, and (iii) upon any exercise of any Warrants issued to such Purchaser, will acquire the Warrant Shares issuable upon such exercise thereof (the Notes, the Conversion Shares, the Warrants, the Warrant Shares and the Guarantees being collectively referred to herein as the “Securities”) for its own account and not with a view towards, or for offer or resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempted from the registration requirements of the 1933 Act; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time pursuant to a registration statement that has been declared and is effective under the 1933 Act or in accordance with an exemption from the registration requirements of the 1933 Act.

b.             Accredited Investor Status.  Such Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

c.             Reliance on Exemptions.  Such Purchaser understands and agrees that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

d.             Information.  Such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Purchaser.  Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of and receive answers from the Company.  Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its advisors, if any, or its representatives shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained in the Transaction Documents (as defined in Section 3(b)).  Such Purchaser understands that its investment in the Securities involves a high degree of risk.  Such Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an Investment in the Securities.  Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

e.             No Governmental Review.  Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

f.              Transfer or Resale.  Such Purchaser understands that, except as provided in the Registration Rights Agreement, (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Purchaser shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (“Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined in the Notes) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.  Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities.

g.             Legends.  Such Purchaser understands that the certificates or other instruments representing the Notes and the Warrants and, until such time as the sale of the Conversion Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares and the Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES

LAWS OR (B) AN APPROPRIATE EXCEPTION UNDER SAID ACT OR APPLICABLE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped if (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, (iii) such holder provides the Company with reasonable assurance that the Securities can be sold pursuant to Rule 144(k) promulgated under the 1933 Act (or a successor rule thereto), or (iv) such holder provides the Company with reasonable assurance that the Securities have been or are being sold pursuant to Rule 144.

h.             Authorization; Enforcement; Validity.  Such Purchaser is a validly existing corporation, partnership, limited liability company or other entity and has the requisite corporate, partnership, limited liability or other organizational power and authority to purchase the Securities pursuant to this Agreement.  This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Purchaser and are valid and binding agreements of such Purchaser enforceable against such Purchaser in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).  The Collateral Agreement, the Account Control Agreements and each of the other agreements entered into and other documents executed by such Purchaser in connection with the transactions contemplated hereby and thereby as of the Closing will have been duly and validly authorized, executed and delivered on behalf of such Purchaser as of the Closing and will be valid and binding agreements of such Purchaser enforceable against such Purchaser in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

3.             Representations and Warranties of the Company.

The Company represents and warrants, as of the date of this Agreement and on the Closing Date, to each of the Purchasers, that:

a.             Organization and Qualification.  Set forth on Schedule 3(a) is a true and correct list of the entities in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest, together with their respective jurisdictions of organization and the percentage of the outstanding capital stock or other equity interests of such entity that is held by the Company or any Subsidiary of the Company.  Other than with respect to the entities listed on Schedule 3(a), the Company does not, directly or indirectly, own any securities or beneficial ownership interests in any other Person (including through joint ventures or partnership arrangements) or have any investment in any other Person.  Each of the Company and its Subsidiaries is a corporation, limited liability company, partnership or other entity and is duly organized and validly existing in good standing under the laws of the jurisdiction in which it is incorporated or organized and has the requisite corporate, partnership, limited liability company or other organizational power and authority to own its properties and to carry on its business as now being conducted.  The Company is duly qualified to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.  As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, operations, results of operations, condition (financial or otherwise), credit worthiness or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby or on any of the agreements and instruments to be entered into in connection herewith (including, without limitation, the legality, validity or enforceability thereof), or on the authority or ability of the Company and its Subsidiaries to perform their respective obligations under the Transaction Documents (as defined in Section 3(b)) or (ii) the rights and remedies of the Purchasers or the Collateral Agent under the Transaction Documents.  Except as set forth in Schedule 3(a), the Company holds all right, title and interest in and to 100% of the capital stock, equity or similar interests of each of its Subsidiaries, in each case, free and clear of any Liens (as defined below), including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of free and clear ownership by a current holder, and no such Subsidiary owns capital stock or holds an equity or similar interest in any other Person.  “Lien” means, with respect to any asset, any mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind and any restrictive covenant, condition, restriction or exception of any kind that has the practical effect of creating a mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind (including any of the foregoing created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor with respect to a Capital Lease Obligation (as defined in the Notes), or any financing lease having substantially the same economic effect as any of the foregoing).  “Subsidiary” means any entity in which the Company, directly or indirectly, owns twenty percent (20%) or more of the outstanding capital stock, equity or similar interests or voting power of such entity at the time of this Agreement or at any time hereafter.

b.             Authorization; Enforcement; Validity.  The Company has the requisite corporate power and authority to enter into and perform its obligations under each of this Agreement, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5), the Notes, the Warrants, the Collateral Agreement, the Account Control Agreements, the Subordination Agreement, the Subordinated Notes and each of the other agreements to which it is a party or by which it is bound and which is entered into by the parties hereto in connection with the transactions contemplated hereby and thereby (collectively, the “Transaction Documents”), and to issue the Securities in accordance with the terms hereof and thereof.  Each Subsidiary that is a party to or bound by a Transaction Document has the requisite corporate or other organizational power and authority to enter into and perform its obligations under each Transaction Document to which it is a party or by which it is bound.  The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including the issuance of $50,000,000 in principal amount of the Notes and the related Warrants and the reservation for issuance and the issuance of the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof, have been duly authorized by the board of directors of the Company (the “Board of Directors”) and no further consent or authorization is required by the Company, its stockholders or the Board of Directors.  To the extent that a Subsidiary is a party to or bound by a Transaction Document, the execution and delivery of such Transaction Document by such Subsidiary and the consummation by such Subsidiary of the transactions contemplated thereby have been duly authorized by the board of directors or equivalent body of such Subsidiary and no further consent or authorization is required by such Subsidiary, its equity holders or its board of directors or equivalent body.  This Agreement and the other Transaction Documents dated as of the date hereof have been duly executed and delivered by Company and, if applicable, its Subsidiaries and constitute the valid and binding obligations of such parties, enforceable against such parties in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity), and except to the extent that indemnification provisions thereof may be limited by federal or state securities laws.  As of the Closing, the Transaction Documents dated after the date of this Agreement and on or prior to the date of the Closing shall have been duly executed and delivered by the Company and, if applicable, its Subsidiaries and shall constitute the valid and binding obligations of such parties, enforceable against such parties in accordance with their terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

c.             Capitalization.  As of March 31, 2006, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which as of March 31, 2006, 20,844,187 shares are issued and outstanding, 6,602,811 shares are reserved for issuance pursuant to the Company’s stock option, restricted stock and stock purchase plans and 1,726,883 shares are issuable and reserved for issuance pursuant to securities issued or to be issued (other than the Notes and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 20,000,000 shares of Preferred Stock, par value $0.001 per share, which includes (A) 45,000 shares of Series A Preferred Stock, of which 6,456 shares are issued and outstanding and (B) 19,955,000 shares of “blank check” Preferred Stock, of which no shares are issued and outstanding.  All of such outstanding or issuable shares have been, or upon issuance will be, validly issued and are, or upon issuance will be, fully paid and nonassessable.  Except as disclosed in Schedule 3(c), (A) no shares of the capital stock of the Company are subject to preemptive rights or any other similar rights or any Liens suffered or permitted by the Company; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable for, any shares of capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement); (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company and no other stockholder or similar agreements to which the Company is party; (E) there are no outstanding securities or instruments containing anti-dilution or similar provisions that will or may be triggered by the issuance of the Securities; and (F) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.  The Company has furnished to each Purchaser true and correct copies of the Company’s certificate of incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), the organizational documents and bylaws of each of the Company’s Subsidiaries, as amended and in effect on the date this representation is made and the terms of all outstanding securities convertible into, or exercisable or exchangeable for, Common Stock, and the material rights of the holders thereof in respect thereto.

d.             Issuance of Securities.  The Notes have been duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) free from all taxes and Liens with respect to the issuance thereof and (ii) entitled to the rights set forth in the Notes.  At least 25,000,000 shares of Common Stock (subject to adjustment pursuant to the Company’s covenant set forth in Section 4(f) below) have been duly authorized and reserved for issuance upon conversion of the Notes and upon exercise of the Warrants.  Upon conversion or exercise in accordance with the Notes or the Warrants, as the case may be, the Conversion Shares and the Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes and Liens with respect to the issuance thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.  Assuming the accuracy of the representations and warranties of the Purchasers set forth in Section 2, the issuance by the Company of the Notes and Warrants is, and the Conversion Shares and the Warrant Shares upon conversion or exercise in accordance with the Notes or the Warrants will be, exempt from registration under the 1933 Act and applicable state securities laws.

e.             No Conflicts.  The execution and delivery of the Transaction Documents by the Company, and, if applicable its Subsidiaries, the performance by such parties of their obligations hereunder and thereunder and the consummation by such parties of the transactions contemplated hereby and thereby (including the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation or the Bylaws of the Company or any organizational document or bylaws of any Subsidiary; (ii) conflict with, or constitute a breach or default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a breach or default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or other remedy with respect to, any agreement, indenture or instrument to which the Company or any Subsidiary is a party; or (iii) result in a violation of any Requirements of Law.  Neither the Company nor any Subsidiary is in violation of any term of its certificate of incorporation (or the organizational charter) or bylaws or operating agreement, as applicable.  Neither the Company nor any Subsidiary is in material violation of any term of or in material default under (or with the giving of notice or lapse of time or both would be in violation of or default under) any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or any of its Subsidiaries.  The business of the Company and each Subsidiary is not being conducted, and shall not be conducted, in violation in any material respect of any Requirements of Law.  Other than the filings described in Section 4(b) and Section 4(g), in the case of the Registration Rights Agreement, such filings as will be made under the 1933 Act or state securities laws, and the filing of instruments to perfect security interests, neither the Company nor any Subsidiary is required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof.  All consents, authorizations, orders, filings and registrations that the Company or any of its Subsidiaries is required to obtain as described in the preceding sentence have been obtained or effected on or prior to the date of this Agreement.  Neither the Company nor any of its Subsidiaries is in violation of any applicable provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder (collectively, “Sarbanes-Oxley”).  The Company is unaware of any facts or circumstances that might give rise to any violation of any applicable provision of Sarbanes-Oxley.  As used in this Agreement, “Governmental Entity” means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, the United States Food and Drug Administration and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.  “Requirements of Law” means, as to any Person, any United States or foreign law, statute, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Entity, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

f.              SEC Documents; Financial Statements.  Since June 30, 2004, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed at least five (5) Business Days prior to the date hereof (including all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein) being hereinafter referred to as the “SEC Documents”) and has filed or will file all such other reports, schedules, forms, statutes, and other documents filed after the date that is five (5) Business Days prior to the date hereof but prior to or on the Closing Date (the “Additional SEC Documents”).  A complete and accurate list of the SEC Documents (and, to the extent filed prior to the date hereof, the Additional SEC Documents) is set forth on the SEC’s website www.sec.gov.  The Company has made available (or will make available) to the Purchasers or their respective representatives true and complete copies of the SEC Documents and the Additional SEC Documents.  Each of the SEC Documents and the Additional SEC Documents was filed (or will be filed) with the SEC within the time frames prescribed by the SEC for the filing of such SEC Documents and Additional SEC Documents (including any extensions of such time frames permitted by Rule 12b-25 under the 1934 Act) such that each filing was timely filed (or deemed timely filed pursuant to Rule 12b-25 under the 1934 Act) with the SEC.  As of their respective dates, the SEC Documents and the Additional SEC Documents complied (or will comply) in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents and the Additional SEC Documents.  None of the SEC Documents or Additional SEC Documents, at the time they were filed (or will be filed) with the SEC, contained (or will contain) any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  Since the filing of the SEC Documents and any Additional SEC Documents filed prior to the date hereof, no event has occurred that would require an amendment or supplement to any of the SEC Documents or any of the Additional SEC Documents to the extent such SEC Documents or Additional SEC Documents have not already been amended or supplemented as of the date hereof.

Except for correspondence with respect to (i) written requests by the Company, from time to time, for confidential treatment of specified information in agreements required to be filed as exhibits to SEC Documents and (ii) the Company Registration Statement on Form SB-2, copies of which have been previously provided to the Purchasers, the Company has not received any written comments from the SEC staff that have not been resolved to the satisfaction of the SEC staff.  As of their respective dates, the financial statements of the Company included in the SEC Documents or in the Additional SEC Documents complied (or will comply) as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Except as permitted with respect to foreign acquired entities, such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments that are not material individually or in the aggregate).  None of the Company or, to the Company’s knowledge, any stockholder, officer, director or Affiliate (as defined in Section 4(j)) of the Company has made any other filing with the SEC, issued any press release or made any other public statement or communication on behalf of the Company or otherwise relating to the Company or any of its Subsidiaries that contains any untrue statement of a material fact or omits any statement of material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or has provided any other information to the Purchasers, including information referred to in Section 2(d), that contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Except as set forth on Schedule 3(w), which will be filed with the Form 8-K to be filed by the Company pursuant to Section 4(i) hereof, none of the Company or any of its officers, directors, employees or agents has provided the Purchasers with any material, nonpublic information.  Except for ancillary documents to be executed by the Company in connection with its acquisition of the shares of Biosil Limited and Nagor Limited, respectively, the Company is not required to file and will not be required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date hereof and to which the Company is a party or by which the Company is bound that has not been previously filed as an exhibit (including by way of incorporation by reference) to its reports filed or made with the SEC under the 1934 Act.  The accounting firm of Greenberg & Company LLC, which has expressed its opinion with respect to the consolidated financial statements included in the Company’s annual report on Form 10-KSB for the fiscal year ended June 30, 2005 (the “Audit Opinion”) and reviewed the consolidated financial standards included in the Company’s most recently filed quarterly report on Form 10-QSB is independent of the Company pursuant to the standards set forth in Rule 2-01 of Regulation S-X promulgated by the SEC, and such firm was otherwise qualified to render the Audit Opinion and complete such review under applicable law and the rules and regulations of the SEC.  There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance-sheet entity that is required to be disclosed by the Company in its reports pursuant to the 1934 Act that has not been so disclosed in the SEC Documents.  Since June 30, 2004, neither the Company nor, to the knowledge of the Company, any director, officer or employee, of the Company, has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or its internal accounting controls, including any complaint, allegation, assertion or claim that the Company has engaged in questionable accounting or auditing practices.  No attorney representing the Company, whether or not employed by the Company, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Board of Directors or any committee thereof or to any director or officer of the Company pursuant to Section 307 of the Sarbanes-Oxley Act of 2002, and the SEC’s rules and regulations promulgated thereunder.  Since June 30, 2004, there have been no internal or SEC investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, principal financial officer, the Board of Directors or any committee thereof.  Other than qualifying the shares of Common Stock for listing on the American Stock Exchange (the “AMEX”), the Company is eligible to register the Conversion Shares and the Warrant Shares for resale by the Purchaser on Form S-3 promulgated under the 1933 Act.

g.             Absence of Certain Changes.  Except as disclosed in any SEC Documents that were filed with the SEC at least five (5) days prior to the date of this Agreement, since June 30, 2005, there has been no Material Adverse Effect.  The Company has not taken any steps, and the Company currently does not expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that the creditors of the Company intend to initiate involuntary bankruptcy proceedings or any knowledge of any fact that would reasonably lead a creditor to do so.  The Company is not as of the date hereof, nor after giving effect to the transactions contemplated hereby, will be Insolvent (as defined below).  For purposes of this Section 3(g), “Insolvent” means (i) the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total indebtedness, contingent or otherwise, (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur, prior to April 30, 2008, or believes that it will incur, prior to April 30, 2008, debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.  Except as disclosed in Schedule 3(g), since June 30, 2005, the Company has not declared or paid any dividends or sold any assets outside of the ordinary course of business, individually or in the aggregate, in excess of $250,000.  Except as disclosed in Schedule 3(g), since June 30, 2005, the Company has not had any capital expenditures outside the ordinary course of its business in excess of $250,000.

h.             Absence of Litigation.  Except as set forth on Schedule 3(h) and except for actions or litigation brought by Persons (other than any Governmental Entity) in which the only claim made was for money damages and neither the amount claimed nor the aggregate payments made exceeded $50,000 and no other remedy or relief was provided, (i) there is no, nor during the past five years has there been any, action, suit, proceeding, claim, inquiry, complaint, dispute, arbitration or investigation (each, a “Claim”) before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of the Company’s Subsidiaries or any of the Company’s or its Subsidiaries’ officers or directors in their capacities as such, and (ii) to the knowledge of the Company, none of the directors or officers of the Company has been involved as a plaintiff, defendant or third-party witness in securities-related litigation during the past five years.  None of the matters described in Schedule 3(h), regardless of their outcome, will have a Material Adverse Effect.

i.              Acknowledgment Regarding Purchaser’s Purchase of Notes and Warrants.  The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Company in connection with the Transaction Documents and the transactions contemplated hereby and thereby.  The Company further acknowledges that each Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Purchaser’s purchase of the Securities.  The Company further represents to each Purchaser that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

j.              No Undisclosed Events, Liabilities, Developments or Circumstances.  Except for the issuance of the Notes and Warrants contemplated by this Agreement, no event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, credit worthiness, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made on a registration statement on Form SB-2 filed with the SEC relating to an issuance and sale by the Company of Common Stock and that has not been disclosed in an SEC Document filed with the SEC at least five (5) days prior to the date of this Agreement.

k.             No General Solicitation.  Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

l.              No Integrated Offering.  Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions of any authority, nor will the Company take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings for purposes of the 1933 Act other than as contemplated in the Registration Rights Agreement.

m.            Dilutive Effect.  The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances.  The Company further acknowledges that any obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.  Taking the foregoing into account, the Board of Directors has determined in its good faith business judgment that the issuance of the Notes and the Warrants and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

n.             Employee Relations.  Neither the Company nor any of its Subsidiaries is involved in any labor union dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened.  Except as set forth on Schedule 3(n), none of the employees of the Company or any of its Subsidiaries is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that the Company’s relations with its employees and the relations of its Subsidiaries with their respective employees are good.  Except as previously disclosed in the SEC Documents filed at least five (5) Business Days prior to the date hereof, no executive officer (as defined in Rule 3b-7 under the 1934 Act), nor any other Person whose termination would be required to be disclosed pursuant to Item 5.02 of Form 8-K, has notified the Company that such Person intends to leave the Company or otherwise terminate such Person’s employment with the Company.  To the knowledge of the Company or its Subsidiaries, no executive officer is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and, to the Company’s knowledge, the continued employment of each such executive officer does not subject the Company or its Subsidiaries to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not result, either individually or in the aggregate, in a Material Adverse Effect.

o.             Intellectual Property Rights.  The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark, service names, and all applications and registrations therefor, tradedress, internet domain names, web pages, patents, patent applications, patent rights, copyrights (whether or not registered), inventions, licenses, approvals, governmental authorizations, trade secrets, know-how, databases, processes, procedures, customer lists, personally-identifiable information, confidential business information, computer software and related documentation and other intellectual property rights necessary to conduct their respective businesses as now conducted (collectively, the “Intellectual Property”).  Schedule 3(o) contains a complete and correct list of all patented and registered Intellectual Property owned by the Company and its Subsidiaries and all pending patent applications and applications for the registration of other Intellectual Property owned or filed by the Company or its Subsidiaries.  Schedule 3(o) also contains a complete and correct list of all licenses and other rights granted by the Company to any third party with respect to the Intellectual Property and licenses and other rights with respect to Intellectual Property granted by any third party to the Company.  All such items of Intellectual Property and licenses with respect thereto are valid, subsisting any enforceable and in full force and effect.  None of the rights of the Company in any Intellectual Property have expired or terminated, or are expected to expire or terminate within five years from the date of this Agreement.  Except as described in Schedule 3(o), none of the Intellectual Property, products or services used, developed, provided, imported, made, sold, licensed or otherwise exploited by the Company or any of its Subsidiaries infringes upon or otherwise violates any Intellectual Property rights of others.  Except as described in Schedule 3(o), no litigation is pending and no claim has been made against the Company or any of its Subsidiaries or, to the knowledge of the Company, is threatened, contesting the right of the Company or any Subsidiary to sell, license or use the Intellectual Property presently sold, licensed or used by the Company or any of its Subsidiaries.  To the Company’s knowledge, there is no patent or patent application which contains claims that interfere with the issued or pending claims of any of the Intellectual Property owned, licensed or used by the Company. The Company and its Subsidiaries and, to the Company’s knowledge, the inventors of the Intellectual Property owned, licensed or used by the Company and the Company’s licensors, have complied with the duty of candor and disclosure set forth in 37 C.F.R. § 1.56 with respect to each of the patents and patent applications comprising the Intellectual Property owned, licensed or used by the Company.  None of the technology employed by the Company or its Subsidiaries has been obtained or is being used by the Company or its Subsidiaries in violation of any contractual obligation binding on the Company or its Subsidiaries or, to the Company’s knowledge, any of its officers, directors or employees in violation of the rights of any persons.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property.  Except as described in Schedule 3(o), to the knowledge of the Company, no third party is infringing upon or otherwise violating the Intellectual Property rights of the Company or any of its Subsidiaries.  To the Company’s knowledge, at no time during the conception or reduction to practice of the Company’s or any of its Subsidiaries’ Intellectual Property was any developer, inventor or other contributor to such Intellectual Property operating under any grants from any governmental authority.  Each present or past employee, officer, consultant or any other Person who developed any part of any product that is or will be used in the conduct of the Company’s business as currently contemplated has executed a valid and enforceable agreement with the Company or the Subsidiary that conveys any and all right, title and interest in and to all Intellectual Property developed by such Person in connection with such Person’s employment or contract with the Company or the Subsidiary, and establishes that, to the extent such Person is an author of a copyrighted work created in connection with such Person’s employment or contract, such work is a “work made for hire.”

p.             Environmental Laws.  Each of the Company and its Subsidiaries (i) is in compliance with any and all Environmental Laws (as defined below), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business, (iii) is in compliance with all terms and conditions of any such permit, license or approval and (iv) to the Company’s knowledge, there are no events, conditions or circumstances reasonably likely to result in liability of the Company or any Subsidiary pursuant to Environmental Laws.  The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

q.             Title.  The Company and its Subsidiaries have good and valid title to all personal property owned by them that is material to the business of the Company, in each case free and clear of all Liens except such as are described in Schedule 3(q) and except for Liens incurred to secure Indebtedness used to purchase or refinance any such personal property that only secures such personal property.  The Company does not own (rather than lease) any interest in any real property.

r.              Insurance.  The Company and each Subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged.  Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

s.             Regulatory Permits.  The Company and its Subsidiaries possess all certificates, authorizations, approvals, licenses and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted (“Permits”), including all Permits required by the United States Food and Drug Administration (the “FDA”) or any other federal, state or foreign agencies or bodies engaged in the regulation of medical devices, including breast implants, or biohazardous materials, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Permit.  Each of the Company and each Subsidiary is, and at all times since July 1, 2001, has been, in compliance with all Permits and all Requirements of Law applicable to such entity or by which any property or asset of such entity is bound or affected, and has not received written notice of any violation of any such Requirements of Law, except as has not had, or would not reasonably be expected to have, a Material Adverse Effect.  The Company is not in violation of any of the rules, regulations or requirements of the OTC Bulletin Board (the “Principal Market”; provided, however, that, if after the date of this Agreement the Common Stock is listed on the New York Stock Exchange, the AMEX, any other nationally recognized stock exchange or on The NASDAQ Stock Market, Inc. (“NASDAQ”), the “Principal Market” shall mean such exchange or market, as applicable), and has no knowledge of any facts or circumstances that could reasonably lead to suspension or termination of trading of the Common Stock on the Principal Market.  Since February 7, 2003, (i) the Company’s Common Stock has been eligible for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or termination of trading of the Common Stock on the Principal Market.  The Company satisfies the quantitative and qualitative standards applicable to Small Business Issuers (as defined in SEC Regulation S-B) for initial listing of the Common Stock on the AMEX, as set forth in Part I of the AMEX Company Guide.

t.              Internal Accounting Controls; Disclosure Controls and Procedures.  The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liability is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences.  The Company has timely filed and made available to the Purchasers all certifications and statements required by (A) Rule 13a-14 or Rule 15d-14 under the 1934 Act and (B) Section 906 of Sarbanes-Oxley with respect to any Company SEC Documents.  The Company maintains disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the

1934 Act; such controls and procedures are effective to ensure that the information required to be disclosed by the Company in the reports that it files with or submits to the SEC (X) is recorded, processed, summarized and reported accurately within the time periods specified in the SEC’s rules and forms and (Y) is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.  The Company maintains internal control over financial reporting required by Rule 13a-15 or Rule 15d-15 under the 1934 Act; such internal control over financial reporting is effective and does not contain any material weaknesses.

u.             No Materially Adverse Contracts, Etc.  Except as has not had, and would not reasonably be expected to have, a Material Adverse Effect, (i) each Specified Contract is a legal, valid and binding obligation of the Company or a Subsidiary, as applicable, in full force and effect and enforceable against the Company or a Subsidiary in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency (including all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors’ rights generally and subject to the effect of general principles of equity, (ii) to the knowledge of the Company, each Specified Contract is a legal, valid and binding obligation of the counterparty thereto, in full force and effect and enforceable against such counterparty in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency (including all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors’ rights generally and subject to the effect of general principles of equity, (iii) neither the Company nor any of its Subsidiaries is and, to the Company’s knowledge, no counterparty is, in breach or violation of, or in default under, any Specified Contract, (iv) none of the Company or any of the Subsidiaries has received any claim of default under any Specified Contract or any written notice of an intention to terminate, not renew or challenge the validity or enforceability of any Specified Contract and (v) to the Company’s knowledge, no event has occurred which would result in a breach or violation of, or a default under, any Specified Contract (with or without notice or lapse of time or both).  For purposes of this Agreement, the term “Specified Contract” means any contract, agreement or understanding currently in effect that has been filed (or should have been filed) as an exhibit to any SEC Document or is otherwise described or incorporated by reference in such SEC Document.  Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has, or is expected in the future to have, a Material Adverse Effect.  Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding that in the judgment of the Company’s officers has or is expected to have a Material Adverse Effect.

v.             Tax Status.  The Company and each of its Subsidiaries (i) has made or filed all material foreign, federal, state and local income and other tax returns, reports and declarations required by any jurisdiction in which it is subject to tax, (ii) has paid all taxes and other governmental assessments and charges that are material in amount and due, whether shown to be due on such returns, reports and declarations or otherwise, except those being contested in good faith and for which the Company has made appropriate reserves on its books, and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations (referred to in clause (i) above) apply.  There are no unpaid taxes in any material amount claimed in writing to be due by the taxing authority of any jurisdiction, and, to the Company’s knowledge, there is no basis for any such claim.

w.            Transactions With Affiliates.  Except as set forth in Schedule 3(w) or as set forth in the SEC Documents filed at least five (5) Business Days prior to the date of this Agreement, no Related Party (as defined in Section 4(j)) of the Company or any of its Subsidiaries, or any of their respective Affiliates, is presently, or has been within the past two years, a party to any transaction, contract, agreement, instrument, commitment, understanding or other arrangement or relationship with the Company (other than directly for services as an employee, officer and/or director), whether for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments or consideration to or from any such Related Party.  Except as set forth in Schedule 3(w), no Related Party of the Company or any of its Subsidiaries, or any of their respective Affiliates, has any direct or indirect ownership interest in any Person (other than ownership of less than 1% of the outstanding common stock of a publicly traded corporation) in which the Company or any of its Subsidiaries has any direct or indirect ownership interest or with which the Company or any of its Subsidiaries competes or has a business relationship.

x.             Application of Takeover Protections.  The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the Certificate of Incorporation or the laws of Delaware that is or could become applicable to the Purchasers as a result of the transactions contemplated by this Agreement, including the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

y.             Rights Agreement.  The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

z.             Foreign Corrupt Practices.  Neither the Company, nor any of its Subsidiaries, nor to the Company’s knowledge, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

aa.           No Other Agreements.  As of the Closing Date, the Company has not, directly or indirectly, made any agreements with any Purchasers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

bb.          Outstanding Indebtedness; Liens.  Payments of principal and other payments due under the Notes will, upon issuance in connection with the Closing, rank senior to all other Indebtedness (as defined in the Notes) of the Company and its Subsidiaries other than (X) payments of (i) principal due under that certain Loan Agreement dated September 10, 2004 by and between BNP Paribas and ES Holdings SAS, which agreement has not been amended, supplemented or otherwise modified since such date except as previously filed as an exhibit to an SEC Document (the “BNP Facility”) and (ii) the two Subsequent Payments (as defined in the Eurosilicone Agreement) due under the Eurosilicone Agreement; provided, however that the aggregate amount of all such principal payments shall not exceed €16,400,000, and (Y) trade accounts payable of the Company and its Subsidiaries.  As used in this Agreement, the “Eurosilicone Agreement” means that certain Agreement for the Sale and Purchase of the Shares of Laboratoires Eurosilicone SA, dated May 17, 2004, by and among the Company and the sellers named therein, which agreement has not been amended, supplemented or otherwise modified since such date.  Except as set forth on Schedule 3(bb), (a) neither the Company nor any of its Subsidiaries has any outstanding Indebtedness or trade accounts payable, (b) there are no Liens on any of the respective assets of the Company or any of its Subsidiaries, and (c) there are no financing statements securing obligations of any amounts filed against the Company or any of its Subsidiaries or any respective assets.  As of March 31, 2006, the aggregate amount of the outstanding Indebtedness and trade accounts payable of the Company or any of its Subsidiaries shall not exceed the aggregate amount of Indebtedness and trade accounts payable set forth on Schedule 3(bb) by more than $500,000.

cc.           Leases.  Neither the Company nor any of its Subsidiaries owns any real property.  Schedule 3(cc) contains a complete and correct list of all the real property which provide for a monthly rent in excess of $2,000 per month; facilities that (i) are leased or otherwise possessed by the Company or any of its Subsidiaries, (ii) in connection with which the Company or any of its Subsidiaries has entered into an option agreement, participation agreement or acquisition agreement or (iii) the Company or any of its Subsidiaries has agreed (or has an option) to lease or otherwise acquire or may be obligated to lease or otherwise acquire in connection with the conduct of its business (collectively, the “Leased Real Property”).  Schedule 3(cc) also contains a complete and correct list, along with a summary of material terms, of all leases and other agreements with respect to which the Company or any of its Subsidiaries is a party or otherwise bound or affected with respect to the Leased Real Property (the “Real Property Leases”).  Except as set forth in Schedule 3(cc), the Company or its Subsidiaries is the sole legal and equitable owner of a leasehold interest in the Leased Real Property, and possesses good and marketable, indefeasible title thereto, free and clear of all Liens and other matters affecting title to such leasehold that could impair the ability of the Company or its Subsidiaries to realize the benefits of the rights provided to it under the Real Property

Leases.  All of the Real Property Leases are valid and in full force and effect and are enforceable against the Company or its Subsidiaries and neither the Company nor any other party thereto is in default under any of such Real Property Leases and no event has occurred which with the giving of notice or the passage of time or both could constitute a default under any of such Real Property Leases.  Except as set forth in Schedule 3(cc), no Real Property Lease is subject to termination, modification or acceleration as a result of the transactions contemplated hereby or by the other Transaction Documents.  All of the Real Property Leases will remain in full force and effect upon, and permit, the consummation of the transactions contemplated hereby or by the other Transaction Documents.  The Leased Real Property is properly zoned for its present use, are permitted, conforming structures and complies with all applicable building codes, ordinances and other Requirements of Law.  There are no pending or, to the knowledge of the Company, threatened condemnation, eminent domain or similar proceedings, or litigation or other proceedings affecting the Leased Real Property, or any portion or portions thereof.  To the knowledge of the Company, there are no pending or threatened requests, applications or proceedings to alter or restrict any zoning or other use restrictions applicable to the Leased Real Property that would interfere with the conduct of the Company’s business.  There are no restrictions applicable to the Leased Real Property that would interfere with the Company’s or any Subsidiary’s making an assignment to the Purchasers as contemplated by the Transaction Documents, including any requirement under any Real Property Leases requiring the consent of, or notice to, any lessor of any such Leased Real Property.

dd.          Communication with the FDA and other Governmental Authorities.  The Company has no knowledge of any pending communication from the FDA or other similar foreign regulating authority or body that would cause the Company to revise its strategy for seeking marketing approval from the FDA or such authority or body for the Company’s saline filled breast implants or any of the Company’s other products under development as described in the SEC Documents.

ee.           Studies and Other Preclinical and Clinical Tests.  The studies, tests and preclinical and clinical trials conducted by or on behalf of the Company that are described in the SEC Documents were and, if still pending, are being conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to accepted professional and scientific standards; the descriptions of the results of such studies, tests and trials contained in the SEC Documents are accurate and complete; and neither the Company nor any of its Subsidiaries has received any notices or correspondence from the FDA or any foreign, state or local governmental body exercising comparable authority or any Institutional Review Board or comparable authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trails conducted by or on behalf of the Company.

ff.            Brokers’ Fees.  Except for the fees and expenses payable by the Company to UBS Securities Inc. (“UBS”) pursuant to a letter agreement, dated April 20, 2005 and the amendment to such letter agreement, dated February 27, 2006 (copies of which have been provided to each of the Purchasers), there are no brokerage commissions, finder’s fees, or similar fees or commissions payable by the Company or any of its Subsidiaries in connection with the transactions contemplated hereby or by the other Transaction Documents based on any agreement, arrangement or understanding with the Company or any of its Subsidiaries.

gg.          Products.

(i)            Except as set forth on Schedule 3(gg), there are no product liability claims against or involving the Company or any of its Subsidiaries or any product manufactured, marketed or distributed at any time by the Company or any of its Subsidiaries (“Products”) and no such claims in excess of $50,000 in the aggregate have been settled, adjudicated or otherwise disposed of since June 30, 2001.

(ii)           Except as set forth on Schedule 3(gg), there are no statements, citations or decisions by any Governmental Authority specifically stating that any Product is defective or unsafe or fails to meet any standards promulgated by any such Governmental Authority.  Except as set forth on Schedule 3(gg), there have been no recalls ordered by any such Governmental Authority with respect to any Product.  Except as set forth on Schedule 3(gg), to the Company’s knowledge, there is no (A) fact relating to any Product that may impose upon the Company or any of its subsidiaries a duty to recall any Product or a duty to warn customers of a defect in any Product, (B) latent or overt design, manufacturing or other defect in any Product or (C) material liability for warranty claims or returns with respect to any Product not fully reflected on the Company’s financial statements referred to in Section 4(e) hereof.

hh.          Investment Company.  The Company is not, and upon the Closing will not be, an “investment company,” a company controlled by an “investment company,” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

ii.             Privacy of Customer Information.  Each of the Company and its Subsidiaries has a privacy policy (the “Privacy Policy”) regarding the collection and use of information from customers and other parties (“Customer Information”), copies of which have been provided to the Purchasers.  Neither the Company nor any of its Subsidiaries uses any of the Customer Information in an unlawful manner, or in a manner violative of the Privacy Policy or the privacy rights of its customers.  Neither the Company nor any of its Subsidiaries has collected any Customer Information through its website in an unlawful manner or in violation of its Privacy Policy.  Each of the Company and its Subsidiaries has adequate security measures in place to protect the Customer Information from illegal use by third parties or use by third parties in a manner violative of the rights of privacy of its customers.  No third party has obtained unauthorized access to the Customer Information.  The consummation of the transactions and the transfer of the Customer Information will not violate the Privacy Policy of the Company or any of its Subsidiaries as it currently exists or as it existed at any time during which any of the Customer Information was collected or obtained, or any rights of consumers relating thereto.

jj.             Acquisition Agreement.  The Company has delivered or made available to the Purchasers, true, complete and correct copies of the Share Purchase Agreement dated September 13, 2005, by and among the Company and the shareholders listed therein relating to the acquisition of all of the issued and outstanding shares of Biosil Limited and Nagor Limited, respectively (the “Share Purchase Agreement”).

4.             Covenants.

a.             Reasonable Best Efforts.  Each party shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

b.             Form D and Blue Sky.  The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing.  The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date.  The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.  Notwithstanding the foregoing, the Company shall in no event be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, or to taxation as doing business in any jurisdiction where it is not now subject.

c.             Reporting Status.  Until the later of (i) the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Conversion Shares and the Warrant Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), and (ii) the date on which no Notes or Warrants remain outstanding (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

d.             Use of Proceeds.  The Company will use (x) the U.S. dollar equivalent of £15,000,000 of the proceeds from the sale of the Notes and the Warrants (i) to fund the Company’s acquisitions of Biosil Limited and Nagor Limited pursuant to the Share Purchase Agreement and (ii) to pay expenses and commissions related to the sale of the Notes and the Warrants and (y) the balance of the proceeds for general corporate purposes including working capital, in each case as more specifically described and in the amounts indicated in Schedule 4(d).

e.             Financial Information.  The Company agrees to deliver the following to each Investor (as that term is defined in the Registration Rights Agreement) during the Reporting Period: (i) within one (1) day after the filing thereof with the SEC, a copy of its annual reports on Form 10-KSB, its quarterly reports on Form 10-QSB, any current reports on Form 8-K and any registration statements (other than on Form S-8) or amendments or supplements filed pursuant to the 1933 Act, unless the foregoing are filed with the SEC through the SEC’s Electronic Data Gathering Analysis and Retrieval system (“EDGAR”) and are immediately available to the public through EDGAR; (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries, except to the extent such release is available through Bloomberg Financial Markets (or any successor thereto) contemporaneously with such issuance; and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders, unless the foregoing are filed with the SEC through EDGAR and are immediately available to the public through EDGAR on the same date given or made available to the stockholders.

f.             Reservation of Shares.  The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 200% of the number of shares of Common Stock needed to provide for issuance of the Conversion Shares upon conversion of all outstanding Notes (without regard to any limitations on conversion thereof) and no less than 150% of the aggregate number of shares of Common Stock issuable upon exercise of all outstanding Warrants (without regard to any limitations on exercise thereof).

g.             Listing.  The Company shall use its reasonable best efforts to take all actions necessary to remain eligible for quotation of its securities on NASDAQ’s OTC Bulletin Board and to cause all of the Registrable Securities (as defined in the Registration Rights Agreement) covered by a Registration Statement (as defined in the Registration Rights Agreement) to be quoted thereon, unless listed on the AMEX or another nationally recognized stock exchange or NASDAQ.  The Company shall use its reasonable best efforts to secure the listing of the Common Stock on the AMEX as promptly as practicable after the date of this Agreement.  The Company shall promptly secure the listing of all of the Registrable Securities upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents.  Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the suspension or termination of trading of the Common Stock on the Principal Market.  The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(g).

h.             Expenses.  Subject to Section 10(k) below, at the Closing, the Company shall pay or reimburse the fees, costs and expenses (including all legal fees and expenses) of each Purchaser incurred in connection with the due diligence, negotiating and preparing the Transaction Documents and consummating the transactions contemplated hereby and thereby.  The amount payable to each Purchaser pursuant to the preceding sentence at the Closing shall be withheld as an off-set by such Purchaser from its Purchase Price to be paid by it at the Closing.

i.              Disclosure of Transactions and Other Material Information.  Contemporaneous with or prior to the earlier of (i) the Company’s first public announcement of the transactions contemplated hereby and (ii) 8:00 a.m. (New York City time) on the second (2nd) Business Day following the Closing Date, the Company shall file a Form 8-K with the SEC describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Form 8-K this Agreement (including the schedules hereto), the Form of Note, the Registration Rights Agreement, the Form of Warrant, the Collateral Agreement, Subordination Agreement and the Subordinated Notes, in the form required by the 1934 Act (the “Announcing Form 8-K”).  The Company shall not make any public announcement regarding the transactions contemplated hereby prior to the Closing.  The Company represents and warrants that, from and after the filing of the Announcing Form 8-K with the SEC, no Purchaser shall be in possession of any material nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents.  The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the Announcing Form 8-K with the SEC without the express prior written consent of such Purchaser.  In the event of a breach of the foregoing covenant, which breach continues for five (5) Business Days, by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Purchaser shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents.  No Purchaser shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure.  Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby or disclosing the name of any Purchaser; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the Announcing Form 8-K and contemporaneously therewith or subsequent thereto and (ii) as is required by applicable Requirements of Law (provided that each Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).  From and after the date hereof, the Company shall not amend, modify, supplement, restate or otherwise waive any rights under the Share Purchase Agreement without the prior consent of the holders of a majority of the aggregate principal amount of the Notes then outstanding (or if prior to the Closing Date, without the prior consent of the Purchasers).

j.              Transactions With Affiliates.  From the date of this Agreement until the first date following the Closing Date on which no Notes or Warrants are outstanding, the Company shall not, and shall cause each of its Subsidiaries not to, without the prior written consent of the holders of a majority of the aggregate principal amount of the outstanding Notes, enter into, amend, modify or supplement any transaction, contract, agreement, instrument, commitment, understanding or other arrangement with any of its or any Subsidiary’s officers, directors, Persons who were officers or directors at any time during the previous two years, stockholders, or Affiliates of the Company or any of its Subsidiaries, or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a beneficial interest (each a “Related Party”), except for customary employment arrangements and benefit programs on reasonable terms.  “Affiliate” for purposes hereof means any Person who is an “affiliate” as defined in Rule 12b-2 of the General Rules and Regulations under the 1934 Act.

k.             Stockholder Approval.  If at any time following the Closing Date (the “Stockholder Approval Triggering Date”), the sum of (i) the number of Conversion Shares, Warrant Shares and Interest Shares (as defined in the Notes) previously issued by the Company, plus (ii) the remaining number of Conversion Shares into which the outstanding Notes are then convertible (without regard to any limitations on conversion), plus (iii) the remaining number of Warrant Shares into which the outstanding Warrants are then exercisable (without regard to any limitations on exercise), is greater than fifty percent (50%) of the Exchange Cap (as defined in the Notes), then upon the request of the holders of at least a majority of the Notes then outstanding, the Company shall solicit approval by the Company’s stockholders of the Company’s issuance of all of the Conversion Shares and Warrant Shares, as set forth in this Agreement, the Notes and the Warrants in accordance with the rules and regulations applicable to companies with securities listed on the Principal Market (such approval being referred to herein as “Stockholder Approval”), with the recommendation of the Board of Directors that such proposal be approved.  The Company shall file with the SEC a preliminary version of the proxy statement to be provided by the Company to its stockholders in connection with soliciting Stockholder Approval as soon as possible, but in no event later than twenty (20) days after the Stockholder Approval Triggering Date (the “Proxy Statement Filing Due Date”), and each Purchaser, as well as one counsel selected by the holders of a majority of the aggregate principal amount of the Notes then outstanding, shall be entitled to review, prior to filing with the SEC, such proxy statement, which shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Company shall hold a meeting of its stockholders as soon as possible but in no event later than sixty (60) days after the Stockholder Approval Triggering Date (the “Stockholder Meeting Deadline”).  If the Company fails to file the proxy statement referred to above by the Proxy Statement Filing Due Date or fails to hold a meeting of its stockholders by the Stockholder Meeting Deadline, then, as partial relief (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Notes an amount in cash equal to the product of (i) the aggregate principal amount of all Notes held by such holder, multiplied by (ii).02 multiplied by (iii) the quotient of (x) the sum of (A) the number of days after the Proxy Statement Filing Due Date and prior to the date that the proxy statement referred to above is filed with the SEC and (B) the number of days after the Stockholder Meeting Deadline and prior to the date that a meeting of the Company’s stockholders is held, divided by (y) 30.  The Company shall make the payments referred to in the immediately preceding sentence within five (5) days of the earlier of (I) the filing of the proxy statement or the holding of the meeting of the Company’s stockholders, the failure of which resulted in the requirement to make such payments, and (II) the last day of each 30-day period beginning on the Proxy Statement Filing Due date or the Stockholder Meeting Deadline, as the case may be.  In the event the Company fails to make such payments in a timely manner, such payments shall bear interest at the rate of 2.0% per month (pro rated for partial months) until paid in full.

l.              Pledge of Securities.  The Company acknowledges and agrees that the Securities may be pledged by an Investor (as defined in the Registration Rights Agreement) in connection with a bona fide margin agreement or other loan secured by the Securities.  To the extent provided by applicable law, the pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting any such pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including Section 2(f) of this Agreement; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(f) in order to effect a sale, transfer or assignment of Securities to such pledgee.  The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

m.           Independent Director.  Within twenty (20) days after the Closing Date, the Company shall elect one individual who qualifies as an “independent director” (as such term is defined in Section 121(A) of the AMEX Company Guide) to the Board of Directors.

n.             No Inconsistent Agreement or Actions.  From the date of this Agreement until the first date following the Closing Date on which no Notes are outstanding, the Company and its Subsidiaries shall not enter into any contract, agreement or understanding which limit or restrict the Company’s or any of its Subsidiaries’ ability to perform under, or take any other voluntary action to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it under, this Agreement or any of the other Transaction Documents.

o.             Compliance with Notes Covenants.  From the date of this Agreement until the first date following the Closing Date on which no Notes are outstanding, the Company shall comply with and not violate or breach, and shall cause the Subsidiaries, as applicable, to comply with and not violate or breach, the covenants and agreements set forth in Section 11 of the form of Note attached as Exhibit A hereto, the provisions of such Section 11 being incorporated herein and made a part hereof.

5.             Transfer Agent Instructions.

The Company shall issue irrevocable instructions to its transfer agent in the form attached hereto as Exhibit J (the “Irrevocable Transfer Agent Instructions”), and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at the Depository Trust Company (“DTC”), registered in the name of each Purchaser or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by each Purchaser to the Company upon conversion of the Notes or exercise of the Warrants.  Prior to registration of the Conversion Shares and the Warrant Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g).  The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5 and stop transfer instructions to give effect to Section 2(f) and Section 2(g) (in the case of the Conversion Shares and the Warrant Shares, prior to registration of the Conversion Shares and the Warrant Shares under the 1933 Act) will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement.  If a Purchaser provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act or the Purchaser provides the Company with reasonable assurance that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Purchaser and without any restrictive legend.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transactions contemplated hereby.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Purchasers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

6.             Conditions to the Company’s Obligation to Sell.

a.             Closing Date.  The obligation of the Company to issue and sell the Notes and the Warrants to each Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the

Company at any time in its sole discretion by providing each Purchaser with prior written notice thereof:

(i)            Such Purchaser shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(ii)           Such Purchaser shall have delivered to the Company the Purchase Price (less the amount withheld pursuant to Section 4(h)) for the Notes and the Warrants being purchased by such Purchaser at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(iii)          The representations and warranties of such Purchaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and such Purchaser shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

7.             Conditions to Each Purchaser’s Obligation to Purchase.

a.             Closing Date.  The obligation of each Purchaser hereunder to purchase the Notes and the Warrants from the Company at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Purchaser’s sole benefit and may be waived only by such Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)            Each of the Company and its Subsidiaries shall have executed each of the Transaction Documents to which it is a party and delivered the same to such Purchaser.

(ii)           The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and the Company and its Subsidiaries shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company or any of its Subsidiaries at or prior to the Closing Date.  Such Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Purchaser, including an update as of the Closing Date of the representations contained in Section 3(c) above.

(iii)          Such Purchaser shall have received (A) the opinions of Clifford Chance US LLP, Sklar Warren Conway & Williams LLP and Theodore R.

Maloney, dated as of the Closing Date, which opinions will address, among other things, laws of the States of Nevada, New York and Delaware applicable to the transactions contemplated hereby and the security interests provided pursuant to the Collateral Agreement, in form, scope and substance reasonably satisfactory to such Purchaser and in substantially the form of Exhibits K-1, K-2 and K-3, respectively attached hereto.

(iv)          The Company shall have executed and delivered to such Purchaser the Note Certificates and the Warrants (in such denominations as such Purchaser shall request) for the Notes and the Warrants being purchased by such Purchaser at the Closing.

(v)           The Board of Directors shall have adopted resolutions consistent with Section 3(b) above and in a form reasonably acceptable to such Purchaser (the “Resolutions”).

(vi)          As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes and the exercise of the Warrants, at least 29,166,667 shares of Common Stock (such number to be adjusted for any stock splits, stock dividends, stock combinations or other similar transactions involving the Common Stock that are effective at any time after the date of this Agreement).

(vii)         The Irrevocable Transfer Agent Instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent, and the Company shall have delivered a copy thereof to such Purchaser.

(viii)        The Company shall have delivered to such Purchaser certificates of good standing for the Company and each Guarantor, in each case dated as of a date within five (5) days of the Closing Date.

(ix)          The Company shall have delivered to such Purchaser a secretary’s certificate, dated as of the Closing Date, certifying (A) that the attached Resolutions are true, complete and correct and remain unamended and in full force and effect, (B) as to the Certificate of Incorporation of the Company, certified as of a date within five (5) days of the Closing Date, by the Secretary of State of the State of Delaware, (C) that the Bylaws of the Company are true, complete and correct and remain unamended and in full force and effect and (D) as to the incumbency and specimen signature of each officer of the Company executing this Agreement, the other Transaction Documents and any other document delivered in connection herewith on behalf of the Company.

(x)           Each Guarantor shall have delivered to such Purchaser a secretary’ s certificate, dated as of the Closing Date, certifying (A) that the attached resolutions of the board of directors of such Guarantor approving each Transaction Document to which such Guarantor is a party and the transactions contemplated thereby are true, complete and correct and remain unamended and in full force and effect, (B) that the attached organizational documents and bylaws of such

Guarantor are true, complete and correct and remain unamended and in full force and effect and (C) as to the incumbency and specimen signature of each officer of such Guarantor executing each Transaction Documents to which it is a party and any other document delivered in connection herewith on behalf of such Guarantor.

(xi)          The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws to the extent such filings must be made on or prior to the Closing Date.

(xii)         The Company shall have delivered to such Purchaser a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) days of the Closing Date.

(xiii)        The Company and each Guarantor shall have delivered and pledged to such Purchaser any and all Instruments, Negotiable Documents, Chattel Paper (each of the foregoing terms, as defined in the Collateral Agreement) and certificated securities (accompanied by stock powers executed in blank), duly endorsed and/or accompanied by such instruments of assignment and transfer executed by the Company in such form and substance as such Purchaser may request.

(xiv)        The Company and its Subsidiaries shall have given, executed, delivered, filed and/or recorded any financing statements, notices, instruments, documents, agreements and other papers that may be necessary or desirable (in the reasonable judgment of such Purchaser) to create, preserve, perfect or validate the security interest granted to such Purchaser pursuant to the Collateral Agreement and to enable such Purchaser to exercise and enforce its rights with respect to such security interest.

(xv)         The Company shall not have made any public announcement regarding the transactions contemplated by the Agreement prior to the Closing.

(xvi)        The Company and its Subsidiaries shall have delivered to such Purchaser such other standard and customary documents relating to the transactions contemplated by this Agreement as such Purchaser or its counsel may reasonably request.

(xvii)       The closing of the transactions contemplated by the Share Purchase Agreement shall have occurred or shall occur simultaneously with the Closing in accordance with the terms of the Share Purchase Agreement.

(xviii)      The Company shall have delivered to such Purchaser the Subordination Agreement, duly executed by the Company, Integrated and Sirius.

(xix)        The Company shall have delivered to such Purchaser copies of the Subordinated Integrated Note and the Subordinated Sirius Note, each duly executed by the Company.

8.             Indemnification.

a.             In consideration of each Purchaser’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Purchaser and each other holder of the Securities and all of their stockholders, partners, officers, directors, members, managers, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, diminution in value, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitees as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought by, or made against, such Indemnitees and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents in accordance with the terms thereof or any other certificate, instrument or document contemplated hereby or thereby in accordance with the terms thereof.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

b.             Promptly after receipt by an Indemnitee under this Section 8 of notice of the commencement of any Claim (including any governmental action or proceeding) against such Indemnitee in respect of which indemnity may be sought from the Company under this Section 8, such Indemnitee shall deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee.  In any such proceeding, any Indemnitee may retain its own counsel, but, except as provided in the following sentence, the fees and expenses of that counsel will be at the expense of that Indemnitee, unless (i) the Company and the Indemnitee shall have mutually agreed to the retention of that counsel, (ii) the Company does not assume the defense of such proceeding in a timely manner or (iii) in the reasonable opinion of counsel retained by the Company, the representation by such counsel for the Indemnitee and the Company would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceeding.  The Company shall pay reasonable fees for up to one separate legal counsel for the Purchasers, and such legal counsel shall be selected by the Purchasers that purchased a majority of the aggregate principal amount of the Notes on the Closing Date.  The Indemnitee shall cooperate reasonably with the Company in connection with any negotiation or defense of any such action or Claim by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Claim.  The Company shall keep the Indemnitee fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent.  The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not the Indemnitee is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Claim or litigation.  Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 8, except to the extent that the Company is prejudiced in its ability to defend such action.

c.             The indemnification required by this Section 8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

d.             The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnitee against the Company or others, and (ii) any liabilities the Company may be subject to pursuant to the law.

9.             Appointment of Collateral Agent.

a.             Appointment.  Each Purchaser hereby irrevocably designates and appoints Silver Oak Capital, L.L.C. (the “Collateral Agent”) as the agent of such Purchaser under this Agreement and the other Transaction Documents, and each such Purchaser irrevocably authorizes the Collateral Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and the other Transaction Documents, together with such other powers as are reasonably incidental thereto.  Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this

Agreement or any other Transaction Document or otherwise exist against the Collateral Agent.

b.             Delegation of Duties.  The Collateral Agent may execute any of its duties under this Agreement and the other Transaction Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.  The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

c.             Exculpatory Provisions.  Neither the Collateral Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Transaction Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by the Company, the Guarantors or any officer thereof contained in this Agreement or any other Transaction Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Transaction Document or for any failure of the Company or any Guarantors that is a party thereto to perform its obligations hereunder or thereunder.  The Collateral Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Company or the Guarantors.

d.             Reliance by Agents.  The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Collateral Agent.  The Collateral Agent (as defined in the Collateral Agreement) may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Collateral Agent.

e.             Notice of Default.  The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default (as defined in the Notes) unless the Collateral Agent has received notice from a Purchaser or the Company referring to this Agreement, describing such Event of Default and stating that such notice is a “notice of default.”  In the event that the Collateral Agent receives such a notice, the Collateral Agent shall give notice thereof to the Purchasers.  The Collateral Agent shall take such action with respect to such Event of Default as shall be reasonably directed by the Purchasers holding a majority of the aggregate principal amount of the Notes on the date of the Event of Default; provided that unless and until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default (as defined in the Notes) or Event of Default as it shall deem advisable in the best interests of the Purchasers.  For clarification purposes, this provision constitutes a separate right granted to each Purchaser and is not intended for the Company to treat the Purchasers as a class and shall not be construed in any way as the Purchasers acting in concert or otherwise as a group with respect to the purchase, disposition or voting of securities or otherwise.

f.             Non-Reliance on Agents and Other Purchasers.  Each Purchaser expressly acknowledges that neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Collateral Agent hereafter taken, including any review of the affairs of the Company, the Guarantors or any of their respective affiliates, shall be deemed to constitute any representation or warranty by the Collateral Agent to any Purchaser.  Each Purchaser represents to the Collateral Agent that it has, independently and without reliance upon the Collateral Agent or any other Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and credit worthiness of the Company and the Guarantors and their respective affiliates and made its own decision to purchase the Notes hereunder and enter into this Agreement.  Each Purchaser also represents that it will, independently and without reliance upon the Collateral Agent or any other Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Transaction Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and credit worthiness of the Company, the Guarantors and their respective affiliates.  Except for notices, reports and other documents expressly required to be furnished to the Purchasers by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide any Purchaser with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or credit worthiness of the Company, the Guarantors or any of their respective affiliates that may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

g.             Indemnification.  Each Purchaser agrees to indemnify the Collateral Agent in its capacity as such (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), ratably according to its respective Allocation Percentage (as defined in the Notes) in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Allocation Percentage immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Notes) be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of, this Agreement, any of the other Transaction Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Collateral Agent under or in connection with any of the foregoing; provided that no Purchaser shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the Collateral Agent’s gross negligence or willful misconduct.  The agreements in this Section shall survive the termination of this Agreement and the conversion, redemption or repayment of the Notes and all other amounts payable hereunder.

h.             Agent in Its Individual Capacity.  The Collateral Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company or the Guarantors as though the Collateral Agent was not the Collateral Agent.  With respect to any Notes held by it, the Collateral Agent shall have the same rights and powers under this Agreement and the other Transaction Documents as any Purchaser and may exercise the same as though it were not an Agent, and the terms “Purchaser” and “Purchasers” shall include the Collateral Agent in its individual capacity.

i.              Successor Collateral Agent.  The Collateral Agent may resign as Collateral Agent upon 10 days’ notice to the Purchasers and the Company.  If the Collateral Agent shall resign as Collateral Agent under this Agreement and the other Transaction Documents, then the Purchasers holding a majority of the aggregate principal amount of the Notes on the date of such resignation shall appoint from among the Purchasers (or at the option of the Purchasers holding a majority of the aggregate principal amount of the Notes, appoint a third party a Successor Collateral Agent acceptable to such Purchasers) a successor agent for the Purchasers, whereupon such successor agent shall succeed to the rights, powers and duties of the Collateral Agent, and the term “Collateral Agent” shall mean such successor agent effective upon such appointment and approval, and the former Collateral Agent’s rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Agreement or any holders of the Notes.  If no successor agent has accepted appointment as Collateral Agent by the date that is 10 days following a retiring Collateral Agent’s notice of resignation, the retiring Collateral Agent’s resignation shall nevertheless thereupon become effective and the Purchasers holding a majority of the aggregate principal amount of the Notes on the date of such resignation shall assume and perform all of the duties of the Collateral Agent hereunder until such time, if any, as the Purchasers holding a majority of the aggregate principal amount of the Notes on the date of such resignation appoint a successor agent as provided for above.  After any retiring Collateral Agent’s resignation as Collateral Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement and the other Transaction Documents.

j.              Agents Generally.  Except as expressly set forth herein, the Collateral Agent shall not have any duties or responsibilities hereunder in its capacity as such.

10.          Governing Law; Miscellaneous.

a.             Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  The Parties acknowledge that each of the Purchasers has executed each of the Transaction Documents to be executed by it in the State of New York and will have made the payment of the Purchase Price from its bank account located in the State of New York.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

b.             Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

c.             Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

d.             Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

e.             Entire Agreement; Amendments.  This Agreement supersedes all other prior oral or written agreements between the parties hereto with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchasers that purchased at least a majority of the aggregate principal amount of the Notes as of the date of any such proposed amendment, or if prior to the Closing, by the Purchasers listed on the Schedule of Purchasers as being obligated to purchase at least a majority of the aggregate principal amount of the Notes.  Any such amendment shall bind all holders of the Notes and the Warrants.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the Notes or Warrants then outstanding.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents or holders of Notes, as the case may be.

f.             Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

MediCor Ltd.
4560 South Decatur Blvd., Suite 300
Las Vegas, Nevada  89103-5253
Facsimile:              (702) 932-4561
Attention:              General Counsel/Secretary

With copy to:

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
Facsimile:              (212) 878-8000
Attention:              Alejandro E. Camacho, Esq.

If to the Collateral Agent:

Silver Oak Capital, L.L.C.
245 Park Avenue
New York, NY 10167
Facsimile:              (212) 867-6449
Attention:              Gary I. Wolf

With copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019
Facsimile:              (212) 757-3990
Attention:              Douglas A. Cifu, Esq.

If to the Transfer Agent:

U.S. Stock Transfer Corp.
1745 Gardena Ave.
Glendale, CA 91204-2991
Facsimile:              (818) 502-0674
Attention:              Richard Tilton

If to a Purchaser, to it at the address and facsimile number set forth on the Schedule of Purchasers, with copies to such Purchaser’s representatives as set forth on the Schedule of Purchasers, or, in the case of a Purchaser or any other party named above, at such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party in accordance with this Section 10(f) five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

g.             Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes.  The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the aggregate principal of the Notes then outstanding, including by merger or consolidation, except pursuant to a Change of Control (as defined in Section 4(b) of the Notes) with respect to which the Company is in compliance with Section 4(l) of this Agreement, Section 4 of the Notes and Section 9 of the Warrants.  A Purchaser may assign some or all of its rights hereunder without the consent of the Company; provided, however, that any such assignment shall not release such Purchaser from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld.  Notwithstanding anything to the contrary contained in the Transaction Documents, the Purchasers shall be entitled to pledge the Securities in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities.

h.             No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Section 8 hereof, each Indemnitee, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

i.              Survival.  Unless this Agreement is terminated under Section 10(k), the representations and warranties of the Company and the Purchasers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 10, and the indemnification provisions set forth in Section 8, shall survive the Closing.  Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

j.              Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k.             Termination.  In the event that the Closing shall not have occurred with respect to a Purchaser on or before the fifth (5th) Business Day following the date of this Agreement due to the Company’s or such Purchaser’s failure to satisfy the conditions set forth in Sections 6(a) and 7(a) above (and the non-breaching party’s failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 10(k), the Company shall be obligated to pay each Purchaser (so long as such Purchaser is not a breaching party) its fees, costs and expenses (including all legal fees and expenses) incurred in connection with its due diligence review of the Company and the negotiation and preparation of the Transaction Documents.

l.              Placement Agent.  The Company acknowledges that it has engaged UBS as placement agent in connection with the sale of the Notes and the related Warrants.  The Company shall be responsible for the payment of any placement agent’s fees or broker’s commissions relating to or arising out of the transactions contemplated hereby.  The Company shall pay, and hold each Purchaser harmless against, any liability, loss or expense (including attorneys’ fees and out-of-pocket expenses) arising in connection with any such claim.  Each Purchaser, with respect to only itself, represents that it has not engaged a placement agent or broker in connection with the transactions contemplated hereby.

m.           No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

n.             Remedies.  Each Purchaser and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies that such Purchasers and holders have been granted at any time under any other agreement or contract and all of the rights that such Purchasers and holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

o.             Payment Set Aside.  To the extent that the Company makes a payment or payments to the Purchasers hereunder or pursuant to the Registration Rights Agreement, the Notes or Warrants or the Purchasers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, by a trustee, receiver or any other Person under any law (including any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

p.             Independent Nature of Purchasers.  The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder.  Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.  The decision of each Purchaser to purchase the Securities pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other Person or entity) relating to or arising from any such information, materials, statements or opinions.  Nothing contained herein, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby.  Each Purchaser shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement the Notes or the Warrants, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

q.             Interpretative Matters.  Unless the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (b) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (d) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

*  *  *  *  *  *

IN WITNESS WHEREOF, the Purchasers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

MEDICOR LTD.

By:	/s/ Theodore R. Maloney
Name: Theodore R. Maloney
Title: Chief Executive Officer

COLLATERAL AGENT:

SILVER OAK CAPITAL, L.L.C.

By:	/s/ Michael L. Gordon
Name: Michael L. Gordon
Title: Managing Member

PURCHASERS:

SILVER OAK CAPITAL, L.L.C.

By:	/s/ Michael L. Gordon
Name: Michael L. Gordon
Title: Managing Member

HFTP INVESTMENT L.L.C.

By: Promethean Asset Management L.L.C.
Its: Investment Manager

By:	/s/ Robert J. Brantman
Name: Robert J. Brantman
Title: Partner & Authorized Signatory

GAIA OFFSHORE MASTER FUND,
LTD.

By:	Promethean Asset Management L.L.C.
Its:	Investment Manager

By:	/s/ Robert J. Brantman
Name: Robert J. Brantman
Title: Partner & Authorized Signatory

PORTSIDE GROWTH AND
OPPORTUNITY FUND

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

SCHEDULE OF PURCHASERS

Purchaser’s Name	Purchaser Address and Facsimile Number	Principal Amount of Notes	Investor’s Legal Representative’s Address and Facsimile Number

SILVER OAK CAPITAL, L.L.C.	c/o Angelo, Gordon & Co., L.P. 245 Park Avenue New York, New York 10167 Attention: Gary I. Wolf Facsimile: (212) 867-6449	$34,750,00	Paul, Weiss, Rifkind, Wharton & Garrison LLP 1285 Avenue of the Americas New York, New York 10019 Attention: Douglas A. Cifu, Esq. Facsimile: (212) 757-3990

HFTP INVESTMENT L.L.C.	c/o Promethean Asset Management L.L.C. 55 Fifth Avenue 17th Floor New York, New York 10003 Attention: Robert J. Brantman Facsimile: (212) 758-9620	$2,000,000	Katten Muchin Rosenman LLP 525 W. Monroe Street Chicago, Illinois 60661-3693 Attention: Mark D. Wood, Esq. Facsimile: (312) 902-1061

GAIA OFFSHORE MASTER FUND, LTD.	c/o Promethean Asset Management L.L.C. 55 Fifth Avenue 17th Floor New York, New York 10003 Attention: Robert J. Brantman Facsimile: (212) 758-9620	$4,250,000	Katten Muchin Rosenman LLP 525 W. Monroe Street Chicago, Illinois 60661-3693 Attention:Mark D. Wood, Esq. Facsimile:(312) 902-1061

PORTSIDE GROWTH AND OPPORTUNITY FUND	c/o Ramius Capital Group, LLC 666 Third Avenue, 26th Floor New York, NY 10017 Attention: Jeff Smith Owen Littman Facsimile: (212) 201-4802	$9,000,000	c/o Ramius Capital Group, LLC 666 Third Avenue, 26th Floor New York, NY 10017 Attention: Jeff Smith Owen Littman Facsimile: (212) 201-4802

SCHEDULES

Schedule 3(a)	Organization and Qualification
Schedule 3(c)	Capitalization
Schedule 3(g)	Absence of Certain Changes
Schedule 3(h)	Litigation
Schedule 3(n)	Employee Relations
Schedule 3(o)	Intellectual Property Rights
Schedule 3(q)	Title
Schedule 3(w)	Transactions with Affiliates
Schedule 3(bb)	Outstanding Indebtedness; Liens
Schedule 3(cc)	Leases
Schedule 3(gg)	Products
Schedule 4(d)	Use of Proceeds

EXHIBITS

Exhibit A	Form of Note
Exhibit B	Form of Warrant
Exhibit C	Form of Registration Rights Agreement
Exhibit D	Form of Guarantee and Collateral Agreement
Exhibit G	Form of Subordination Agreement
Exhibit H	Form of Subordinated Integrated Note
Exhibit I	Form of Subordinated Sirius Note
Exhibit J	Form of Irrevocable Transfer Agent Instructions
Exhibit K-1	Form of Clifford Chance Opinion
Exhibit K-2	Form of Sklar Warren Conway & Williams LLP Opinion
Exhibit K-3	Form of Theodore R. Maloney Opinion

Schedule 3(a)

Organization and Qualification

See the attached corporate organization table. [See attached file “Organization at Closing.pdf.”]

MEDICOR LTD. AND ITS SUBSIDIARIES

SECURITIES AT CLOSING

Issuing Entity	Name of Acquiring or Holding Entity	Type of Organization (if other than corporation) &	Number of Shares Owned	Total Shares Outstanding	Liens, Etc.

Biosil Limited	Biosil U.K. Limited	Isle of Man	To be acquired, presently 0	2000 shares of common stock (all preferred redeemed)	To be a pledge of 30% to sellers

Nagor Limited	Biosil U.K. Limited	Isle of Man	To be acquired, presently 0	2000	To be a pledge of 30% to sellers

Clinitech Polymers Limited	Biosil U.K. Limited (direct or as subsidiary of Biosil or Nagor)	Isle of Man	To be acquired, presently 0	1000 ordinary shares and 250 “A” non-voting shares	0

NPH Limited	Biosil U.K. Limited (direct or as subsidiary of Biosil or Nagor)	Isle of Man	To be acquired, presently 0	764 “A” shares and 990 “B” shares	0

Artes Medical, Inc.	Nagor Limited	Delaware	40,225 shares (to be acquired as part of Nagor acquisition)	?	0

Biosil UK Limited	MediCor Europe Holdings ApS	United Kingdom	1 share	1	0

Dermatological Medical Products & Specialties S.A. de C.V.	MediCor Latin America and MediCor Management Inc.	Mexico	299,999 shares and 1 share	300000	0

ES Holdings SAS	MediCor Europe Holdings ApS	France	6.4M shares	6.4M	0

Eurosilicone SAS	ES Holdings SAS	France	33,750 shares	33,750	Pledged to BNPP and sellers (100%)

HPL Biomedical, Inc. dba Biodermis, Inc.	MediCor Management Inc.	Delaware	1,000 shares	1000	0

III Acquisition Corporation dba PIP.America	MediCor Management Inc.	Delaware	1,000 shares	1000	0

Intellectual Property International Inc.	MediCor Development Company	Delaware	2 shares	2	0

International Integrated Europe Ltd.	International Integrated Incorporated	BVI	1,000 shares (in dissolution)	1000	0

International Integrated Incorporated	MediCor Ltd.	BVI	1,000 shares	1000	0

International Integrated USA Inc.	International Integrated Incorporated	BVI	1,000 shares (in dissolution)	1000	0

MediCor Aesthetics	International Integrated Incorporated	Nevada	1,000 shares	1000	0

MediCor Deutschland GmbH	MediCor Europe B.V.	Germany	€ 25,000.00	€ 25,000.00	0

MediCor Development Company	International Integrated Incorporated	Delaware	1,000 shares	1000	0

MediCor Europe B.V.	MediCor Europe Holdings ApS	The Netherlands	40 shares	40	0

MediCor Europe Holdings ApS	MediCor Ltd.	Denmark	DKK 126,000.00	DKK 126,000.00	0

MediCor Latin America S.A. de C.V.	MediCor Ltd. and MediCor Management Inc.	Mexico	49,999 shares and 1 share	50000	0

MediCor Ltd.	N/A	Delaware	N/A	Common 21,094,641 Preferred 6,456	0

MediCor Management Inc.	International Integrated Incorporated	Delaware	1,000 shares	1000	0

MediCor Services Company S.A. de C.V.	MediCor Latin America and MediCor Management Inc.	Mexico	49,999 shares and 1 share	50000	0

Scientio Incorporated	MediCor Ltd.	BVI	27 shares	?	0

1

Schedule 3(c)
Capitalization

The MediCor Ltd. 1999 Amended and Restated Stock Compensation Program is filed as Exhibit 10.3 to the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2003.

MediCor Ltd. Non-Employee Directors’ Deferral Plan dated February 9, 2006.

See the attached schedule of outstanding options, warrants and common stock equivalents [See attached file “Outstanding Stock Options at Closing.pdf.”]

See the attached schedule of outstanding convertible debentures. [See attached file “Convertible Debenture Schedule.pdf.”]

Amended and Restated Subordinated Convertible Note dated as of the date of the Closing, to be issued to Sirius Capital LLC in the principal amount of $37,500.00.

Obligation to issue 2.64 million shares of Common Stock to the sellers of the shares of Biosil Limited and Nagor Limited pursuant to the Agreement for the Sale and Purchase of the Shares of Biosil Limited and Nagor Limited dated September 13, 2005 (the “Biosil SPA”). The Company will issue these shares at the closing of the transactions contemplated under the Biosil SPA, which will occur concurrently with the closing under the Securities Purchase Agreement.

Put/call rights pursuant to the four Put and Call Option Agreements, which provide certain rights to purchase up to an aggregate of 2.64 million shares from the sellers of the shares of Biosil Limited and Nagor Limited and which agreements in their agreed final form have been provided to the Purchasers. One such agreement will be entered into with each of John Gordon Evans, Jessie Anne Evans, John A. Alsop and Joseph S. Gallagher (the “Biosil Sellers”) in connection with the Biosil SPA with respect to the respective shares to be held by them.

Registration rights are to be granted to the Biosil Sellers pursuant to a Registration Rights Agreement (one) to be entered into in connection with the Biosil SPA. A copy of this agreement in its agreed final form has been provided to the Purchasers.

Existing registration (non-contractual) pursuant to Registration Statement on Form SB-2 (SEC File No. 333-121832).

MediCor Ltd.

Options & Warrants Outstanding

at Closing

Employment / Consulting Agreement Options

	Number of								Outstanding
Price	Options Issued		Outstanding	Cancelled		Vested	Exercised		and Vested	Exercisable
$0.08	3,298,941		—	1,457,044		1,841,897	1,841,897		—	—
$1.01	74,561		—	74,561		—	—		—	—
$1.61	708,332		198,831	459,793		248,538	49,708		198,830	198,830
$2.01	994,146		416,300	—		745,610	577,847		167,763	167,763
$1.50	320,000		210,000	—		160,000	110,000		50,000	50,000
$3.80	120,000		120,000	—		60,000	—		60,000	60,000
$1.15	100,000		75,000	—		50,000	25,000		25,000	25,000
$3.25	140,000		140,000	—		70,000	—		70,000	70,000
$4.15	600,000		600,000	—		300,000	—		300,000	300,000
$4.30	600,000		600,000	—		150,000	—		150,000	150,000
TOTAL	6,955,980	(a)	4,964,582	1,991,398	(b)	3,626,045	2,604,451	(c)	1,021,593	1,021,593

Total Options Outstanding (a - b - c):						2,360,131

Warrants

	Number of								Outstanding
Price	Warrants Granted		Outstanding	Cancelled		Vested	Exercised		and Vested	Exercisable
$0.08	1,304,815		1,304,815	12,427		791,480	550,616		741,772	741,772
$1.61	62,135		62,135	24,854		37,281	12,427		24,854	24,854
Totals	1,366,950	(a)	1,366,950	37,281	(b)	828,761	563,043	(c)	766,626	766,626

Total Warrants Outstanding (a - b - c):						766,626

Common Stock Equivalents - Non-Employee Directors’ Deferral Plan

									Outstanding
Price	Number Granted		Outstanding	Cancelled		Vested	Exercised		and Vested	Exercisable
$3.18	60,000		60,000	—		—	—		—	—
Totals	60,000	(a)	60,000	—	(b)	—	—	(c)	—	—

Total Outstanding (a - b - c):						60,000

Stock Compensation Plan

Director’s Stock Options

	Number of								Outstanding
Price	Options Issued		Outstanding	Cancelled		Vested	Exercised		and Vested	Exercisable
$4.30	100,000		100,000	—		100,000	—		100,000	100,000
$3.90	75,000		75,000	—		75,000	—		75,000	75,000
TOTAL	175,000	(a)	175,000	—	(b)	175,000	—	(c)	175,000	175,000

Total Options Outstanding (a - b - c):						175,000

Incentive Stock Options

	Number of								Outstanding
Price	Options Issued		Outstanding	Cancelled		Vested	Exercised		and Vested	Exercisable
	—		—	—		—	—		—	—
TOTAL	—	(a)	—	—	(b)	—	—	(c)	—	—

Total Options Outstanding (a - b - c):						0

Employee Non-Qualified Stock Options

	Number of								Outstanding
Price	Options Issued		Outstanding	Cancelled		Vested	Exercised		and Vested	Exercisable
$3.40	350,000		350,000	—		112,500	—		350,000	350,000
$3.50	1,690,000		1,690,000	—		—	—		1,690,000	1,690,000
TOTAL	2,040,000	(a)	2,040,000	—	(b)	112,500	—	(c)	2,040,000	2,040,000

Total Options Outstanding (a - b - c):						2,040,000

Non-Employee Non-Qualified Stock Options

	Number of								Outstanding
Price	Options Issued		Outstanding	Cancelled		Vested	Exercised		and Vested	Exercisable
$3.40	40,000		40,000	—		10,000	—		40,000	40,000
$3.50	240,000		240,000	—		—	—		240,000	240,000
TOTAL	280,000	(a)	280,000	—	(b)	10,000	—	(c)	280,000	280,000

Total Options Outstanding (a - b - c):						280,000

Restricted Stock Grants

	Number of								Outstanding
Price	Options Issued		Outstanding	Cancelled		Vested	Exercised		and Vested
$5.30	20,000		20,000	—		20,000	—		20,000
TOTAL	20,000	(a)	20,000	—	(b)	20,000	—	(c)	20,000	—

Total Grants Outstanding (a - b - c):						20,000

CONFIDENTIAL

MediCor Ltd. (assigned from III)

One Year Convertible Debenture Loan Agreement (Convertible at $5.00/share times 1.24268) (interest pre-paid)

#	Amount	Date	LAST NAME	FIRST NAME	BUSINESS	Comments
C001	$100,000.00	6/18/2002	Fitness, Inc.		d/b/a The Oaks at Ojai; Attn: Donald W. Cluff	06/18/03 - converted to Common
C002	$50,000.00	6/25/2002	Bradt, Trustee	Emmy Lou	Emmy Lou Bradt Trust Dated Oct. 4, 1983	06/25/03 - converted to Common
C003	$100,000.00	7/19/2002	Rahner Trust Agreement	Mark R. Rahner and Leslie L.		07/19/04 - converted to Preferred
C004	$100,000.00	8/12/2002	Rahner O.D., PC Profit Sharing Plan	Mark R.		08/12/04 - Cancelled
C005	$25,000.00	10/11/2002	Smoot III, M.D. Profit Sharing Plan	Wendell		10/11/03 - converted to Common
C006	$50,000.00	10/11/2002	Smoot III, M.D.	Wendell		10/11/03 - converted to Common
C007	$60,000.00	10/18/2002	Becker, M.D.	Ricky C.		10/18/03 - Cancelled
C008	$75,000.00	12/12/2002	FBO Denis Winder	Lincoln Trust Company Custodian		12/12/04 - converted to Common
	$560,000.00

MediCor Ltd.

Three Year Convertible Debenture Loan Agreement (Convertible at 75% or $5.00/share) (8% interest, payable quarterly)

#	Amount	Date	LAST NAME	FIRST NAME	BUSINESS	Comments
D001	$50,000.00	4/11/2003	Mogelvang	Sandra J.G.		04/11/06 - converted to Common
D002	$100,000.00	5/5/2003	Rogers, TTEE	Samuel Clay	Rogers Family Trust Dtd 12/30/92	06/30/04 - converted to Preferred
D003	$50,000.00	5/5/2003	Rogers, TTEE	Samuel Clay	Rogers Family Trust B Dtd 12/30/92	06/30/04 - converted to Preferred
D004	$100,000.00	6/12/2003	Montgomery	Conrad A.	c/o Seacad Technology Corporation
D005	$100,000.00	6/30/2003	Kardos & Alexandra S. Bisbee, TTEE	Michael J.		04/15/05 - Cancelled
D006	$83,200.00	7/25/2003	Junker, M.D.	Caesar A.		07/25/04 - Cancelled
D007	$50,000.00	7/31/2003	Bauer	Sally K.
D008	$16,800.00	8/11/2003	FBO Caesar Junker	Lincoln Trust Company Trustee		08/11/04 - Cancelled
D009	$100,000.00	8/12/2003	FBO Douglas D. Dedo	Lincoln Trust Company Trustee
	$650,000.00

MediCor Ltd.

Three Year Convertible Debenture Loan Agreement (Convertible at 75% or $5.00/share) (10% interest, payable quarterly)

#	Amount	Date	LAST NAME	FIRST NAME	BUSINESS
E001	$500,000.00	11/24/2003	Rogers, TTEE	Samuel Clay	Rogers Family Trust Dtd 12/30/92	06/30/04 - converted to Preferred
E002	$500,000.00	11/24/2003	Rogers, TTEE	Samuel Clay	Rogers Family Trust B Dtd 12/30/92	06/30/04 - converted to Preferred
	$1,000,000.00

1

Schedule 3(g)
Absence of Certain Changes

The Company paid in-kind dividends on its Series A 8.0% Convertible Preferred Stock for the periods June 30, 2005 and December 31, 2005 (673 whole shares in aggregate, with fractional share amounts paid in cash).

Schedule 3(h)
Absence of Litigation

In October 1999, Case No. 99-25227-CA-01 June 2000 Case No. 00-14665-CA-01, and July 2003, Case No. 0322537-CA-27, separate but related complaints were filed by Saul and Ruth Kwartin, Steven M. Kwartin, and Robert and Nina Kwartin respectively, against our PIP.America subsidiary as co-defendant with PIP/USA, Inc. and Poly Implants Protheses, S.A., each unaffiliated with MediCor, and Jean Claude Mas, Jyll Farren-Martin and our chairman, personally, in the Circuit Court of Miami-Dade County, Florida. Also in September 2003, another member of the same family filed Case No. 03-15006-CA-09, again alleging similar claims on his own behalf. All of the cases above have been consolidated for all pre-trial purposes, but not for trial. The Kwartin family members’ claims are primarily premised on allegations that plaintiffs are shareholders of PIP/USA, Inc. (“PIP/USA”) or have statutory and common law rights of shareholders of PIP/USA as a result of loans or investments allegedly made to or into PIP/USA or a third party or under an alleged employment agreement. Plaintiffs allege that, as a result, they have certain derivative or other rights to an alleged distribution agreement between Poly Implants Prostheses, S.A. (“PIP-France”) and PIP/USA. Plaintiffs claim, among other things, that III Acquisition Corporation dba PIP.America (“PIP.America”) and its chairman tortuously interfered with that agreement and with plaintiffs’ other alleged rights as lenders, investors, shareholders, quasi-shareholders or employees of PIP/USA or other entities. In addition to monetary damages and injunctive relief, plaintiffs seek to reinstate the alleged distribution agreement between PIP/USA and PIP-France and invalidate PIP.America’s distributor relationship with PIP-France.

Peggy Williams v. PIP/USA, Inc., Case No. 03 CH 9654, Jessica Fischer Schnebel, et al. v. PIP/USA, Inc., Case No. 03CH07239, Dawn Marie Cooper, et al. v. PIP/USA, Inc., Case No. 03CH11316, Miriam Furman, et al. v. PIP/USA, Inc., Case No. 03CH10832 and Karen S. Witt, et al. v. PIP/USA, Inc., Case No. 03CH12928 were filed in the Circuit Court of Cook County, Chancery Division, in or around July 2003. Counsel for Jessica Fischer Schnebel, et al. v. PIP/USA, Inc., Case No. 03CH07239 amended her class action complaint to include plaintiffs from the other four cases, and each of the others was voluntarily dismissed. The consolidated second amended complaint contained counts alleging product liability, breach of the implied warranties of merchantability and fitness for a particular purpose, violation of the Illinois Consumer Fraud Act and third-party beneficiary status. Unspecified monetary damages, exemplary damages and attorneys fees and costs had been sought. On January 26, 2006, PIP.America won dismissal of all counts in these cases but the third-party beneficiary claims. Plaintiffs have amended and refilled their complaint against PIP.America. Poly Implants Protheses, S.A., a defendant in the Schnebel litigation, has agreed that it will indemnify PIP.America for any losses it may suffer as a result of the Illinois litigation.

In June 2004, Madeline Sanchez filed a lawsuit, Index No. 109155/04, in The Supreme Court of the State of New York, New York County, premised on theories of strict liability and negligence against the defendants, III Acquisition Corp. d/b/a PIP America (erroneously as Medicor Ltd.), Heritage Worldwide Inc., Eli Milch, M.D., and Park East Plastic Surgery Center. The complaint seeks both compensatory damages in excess of $25 million, and punitive damages in excess of $100 million. Specifically, Ms. Sanchez alleges that she was injured when defendants Eli Milch and Park East Plastic Surgery Center performed surgery on her in which saline-filled implants were inserted into plaintiff’s left and right breasts. This case is in its early stages of discovery. In October 2004, Nixon Peabody LLP filed an answer on behalf of defendant, III Acquisition Corp. d/b/a PIP America (erroneously as Medicor Ltd.), and tendered this case to co-defendant Poly Implants Protheses, S.A. (“PIP-France”) seeking both defense and indemnity.

Salinas I. Landers, et al. v. Poly Implants Protheses, S.A., et al., Case No. CV 030377 was filed in June 2003 in the Superior Court of San Luis Obispo County, California. Plaintiffs (8 in number) purported to sue on behalf of themselves and an alleged class of persons allegedly similarly situated for unspecific monetary damages, exemplary damages, attorneys’ fees and costs and injunctive relief for alleged breach of express warranty and alleged violations of California’s Song-Beverly Consumer Warranty Act and Unfair Competition Law. PIP.America filed a demurrer to the action, which was denied by the Court. PIP.America also filed an answer to the complaint. Poly Implant Prostheses, S.A., also filed an answer to the complaint, and the parties conducted written discovery. A case management hearing occurred on May 5, 2004, at which time the court scheduled a date to hear arguments for and against class certification. PIP.America tendered this case to Poly Implant Prostheses, S.A., for defense and indemnity, and the parties settled in 2004 for aggregate payments of $24,500 and legal fees of $81,500.

Marsha Dicken, et al. v. PIP/USA, Inc., et al., Case No. 2003-05588, was filed in January 2003 in the District Court of Harris County, Texas. Plaintiffs (16 in number) purported to sue on behalf of themselves and an alleged class of persons allegedly similarly situated for alleged strict liability, breach of express warranty, breach of implied warranties, violation of Section 402B of the Restatement (Second) of Torts, negligence, misrepresentations, and violation of Texas’ Deceptive Trade Practices Act with respect to implant products. Plaintiffs sought an unspecified amount in alleged compensatory damages, additional statutory damages, interest, attorneys’ fees and costs. PIP.America tendered this case to Poly Implant Prostheses, S.A., for defense and indemnity, and the parties settled in 2004 for aggregate payments of $14,500 and legal fees of $60,000.

As it relates to cases involving Poly Implants Protheses, S.A., PIP.America is indemnified by PIP/USA, Inc., Poly Implants Protheses, S.A., and Poly Implants Protheses, S.A.’s President, Jean Claude Mas, personally, from, among other things, claims arising from products manufactured by PIP-France. PIP.America either already has, or is in the process of, asserting its indemnification claims and, in the event of an adverse judgment in any case, PIP.America intends to seek the benefits of this indemnity. As a result, we believe the costs associated with these matters will not have a material adverse impact on our business, results of operations or financial position.

In July, 2005, IP Resources Limited, a UK-based company filed an action against our subsidiary, Eurosilicone, SAS in the Marseille Civil Court (Tribunal de Grande Instance), Marseille, France. The complaint alleges Eurosilicone infringed upon a certain European Patent licensed by IP Resources, Inc. known as “Implantable prosthesis device”, Patent# 0 174 141 B1, and seeks damages of $3 million Euros. The case is in the preliminary stages and the company believes it does not infringe on the 0 174 141 B1 patent and is prepared to wage a vigorous defense based on both the validity of the patent and upon the merits of the claims.

Europlex, S.A. de C.V., a Mexican company, filed suit on December 23, 2004, against our subsidiary, Eurosilicone S.A.S, in Avignon Commercial Court in France. The suit alleged Eurosilicone unlawfully terminated Europlex’ right to distribute Eurosilicone breast implants in Mexico and sought damages of approximately € 4,000,000 Euros. On October 12, 2005, Eurosilicone and Europlex entered into a settlement, agreeing to extinguish and release all claims, in exchange for future payments totaling $1,000,000 and an agreement in which MediCor Latin America, a subsidiary of MediCor Ltd., would acquire all the remaining inventory of Europlex.

Prior to reaching agreement with Poly Implant Protheses, S.A. in March 2004, product replacement claims for PIP products sold in the United States were not being honored by PIP. As part of that agreement, the Company’s III Acquisition Corp. (dba PIP.America) subsidiary undertook to administer and pay the product replacement claims, with PIP being obligated to repay PIP.America for such expenses. Satisfaction of these claims included administration and settlement of lawsuits that had arisen from PIP’s non-administration of the claims where applicable. Two such suits (described above) were alleged class actions that were settled for amounts in aggregate greater than $50,000, in each case settling multiple claims on a product replacement claim basis (approximating $1,500 per patient). These two settlements were of litigation reported in the SEC Documents and captioned “Salinas I. Landers, etc. et al. v. Poly Implants Prostheses, etc. et al.,” Case No. CV 030377, filed in June 2003 in the Superior Court of San Luis Obispo County, California and “Marsha Dicken et al. v. PIP/USA, Inc. et al.,” Case No. 2003-05588, filed in or around July 2003 in the District Court of Harris County, Texas.

AMOENA vs Eurosilicone, patent dispute (Cour d’Appel d’Aix en Provence). This dispute is concerning mammary external adhesive prostheses. This litigation is based on the fact that EUROSILICONE and Amoena have sued each other based on the violation of their patent relative to adhesive external prostheses. Eurosilicone sold 15,000€ of the kind of prosthesis at issue in the dispute. AMOENA has sought damages of up to 80,000€.

In 1999, after being denied in California, a group of MDA shareholders brought suit in a Nevada court to have a receiver appointed for MDA. The plaintiff shareholders’ principal allegation was inadequate disclosure of the investment of corporate funds following a private placement of securities. Based solely on the allegations in the complaint, the court, in an interlocutory order, found that some directors may have been guilty of fraud, collusion or gross mismanagement, misfeasance, malfeasance or nonfeasance and that the assets of MDA may be in danger of loss through attachment, foreclosure, litigation or otherwise. The court appointed a temporary receiver on the basis of these allegations. Prior to any evidentiary hearing as to the merits of the allegations, the parties settled in 2001. Pursuant to the terms of the settlement, no party admitted any fault or wrongdoing. Subsequent to the settlement, MDA was acquired by ArthroCare Corporation for approximately $30 million, plus additional milestone payments. In 2005, Donald K. McGhan initiated a court action in response to an arbitration proceeding filed by Wedbush Morgan Securities, Inc, a defendant and settling party in MDA, who is now seeking indemnity or contribution claims relating to their settlement payments. Donald K. McGhan v.

Wedbush Morgan Securities, Clark County District Court, Nevada, Case Number A514659, was filed on December 16, 2005 and seeks declaratory and injunctive relief to bar Wedbush Morgan Securities, Inc. v. Donald K. McGhan, Richard W. Talley and Talley and Company, NASD Dispute Resolution Arbitration Number 04-02355, filed on March 31, 2004, from proceeding. The Arbitration arises from the same facts previously adjudicated in the MDA case. McGhan asserted that the arbitration action was barred by principles of res judicata and collateral estoppel, and that Wedbush waived any right to file an arbitration claim by appearing, defending and ultimately choosing to settle its claims in the MDA litigation. Wedbush Morgan failed to appear in the court action and a default judgment was entered in March 2006.

Theodore Maloney was deposed in October 2005 in an action brought by the Bankruptcy Trustee for NetFax Incorporated. The action is an adversary proceeding brought by the trustee against Nida & Maloney LLP, Mr. Maloney’s former law firm and one of its partners, Joseph Nida. The action is believed to be captioned NetFax Incorporated v. Nida & Maloney LLP, et al. The proceeding arises from a proposed merger transaction between NetFax Incorporated and Internet Magic, Inc. The parties had signed a confidentiality agreement and a letter of intent to merge. During negotiations of the merger agreement and during NetFax’s due diligence investigation of Internet Magic, NetFax discovered that certain intellectual property critical to Internet Magic’s business was owned by a third party. NetFax acquired that intellectual property from the third party and then sued Internet Magic. Internet Magic counter-sued NetFax for breaching its confidentiality agreement and won. The judgment caused NetFax to declare bankruptcy. The claims in the action against Nida & Maloney assert, among other things, that Mr. Nida did not advise NetFax not to use the information gained during its due diligence investigation. It was not alleged that Nida & Maloney discovered the information or advised that it could be used as it was, and Nida & Maloney did not represent NetFax in the litigation. Mr. Maloney was not involved in this transaction or the litigation other than supervising work on forensic analysis of private placements of securities by NetFax as part of the diligence process for the proposed transaction.

Schedule 3(n)
Employee Relations

•                  The employees of Eurosilicone SAS are represented by a French statutory workers’ council, known as Committee Enterprise.

•                  Collective bargaining agreement relating to metallurgic industries and related industries of the Département of Vaucluse dated January 20, 1976.*

•                  Agreement relating to work time reduction dated December 22, 1999.*

•                  Profit sharing agreement entered into on March 28, 2000 and amendment dated April 3, 2003.*

•                  Annual negotiation of the wages.

•                  A biannual attendance premium corresponding to the half of monthly wage is granted pursuant to the following:

•                  Less than five (5) days of absence over a six-month period: 100% of the premium is granted.

•                  Between five (5) and ten (10) days of absence over a six-month period: 75% of the premium is granted.

•                  Between ten (10) and fifteen (15) days of absence over a six-month period: 50% of the premium is granted.

•                  Between fifteen (15) and twenty (20) days of absence over a six-month period: 25% of the premium is granted.

•                  More than twenty (20) days of absence over a six-month period: no premium is granted.

•                  Contingency agreement number 10.615/00083001 MDM Prévoyance Enterprise between Laboratoires Eurosilicone S.A. and Les Mutuelles du Mans Assurances IARD et Vie dated February 7, 2000.*

•                  Additional pension scheme agreement MDM 83 Horizon between Laboratoires Eurosilicone S.A. and Les Mutuelles du Mans Assurances IARD et Vie dated February 3, 2000.*

•                  Additional pension scheme agreement Mondiale Retraite Plus between Laboratoires Eurosilicone S.A. and La Mondiale dated April 29, 1999.*

•                  Mutual insurance agreement between Laboratoires Eurosilicone S.A. and Apicil Prévoyance dated January 8, 2002.*

* See attached summary

•                  Collective bargaining agreement relating to metallurgic industries and related industries of the Département of Vaucluse dated January 20, 1976

•                  This National and Branch agreement applicable to Eurosilicone has impact on:

•                  Employee Relations

•                  General stipulations to organize employee working conditions: working time, night shift, vacation, day off for family events

•                  Relations with Staff Representatives: election process, annual review process regarding working conditions, training, wages

•                  Employee individual conditions for all and specific qualification:

•                  How manage from hiring (i.e., different trial period per status) to leaving (i.e., notice period, severance payment) all general allowances are fixed by the Agreement include all Benefits by status for: maternity, sickness, retirement

•                  Minimum Wages per job grade and senority premium

•                  Agreement relating to work time reduction dated December 22, 1999

•                  This Agreement fixes how the 35 hours per week Law (Aubry II) is applied by each Eurosilicone department: from 8 hours to 7 hours per working day

•                  Profit sharing agreement entered into on March 28, 2000 and amendment dated April 3, 2003

•                  Mandatory for Companies with more than 50+ staff, of which the dividend, calculated according to a set formula is frozen for 5 years and yields interest

•                  Contingency agreement number 10.615/00083001 MDM Prévoyance Enterprise between Laboratoires Eurosilicone S.A. and Les Mutuelles du Mans Assurances IARD et Vie dated February 7, 2000

•                  Mandatory for Manager “Cadres” positions

•                  Welfare Contingency

•                  Incapacity and/or disability for temporary and/or long-term period

•                  Contribution rate: 2.15% on (TA) social security ceiling and 2.93% above on (TB) as a maximum

•                  Additional pension scheme agreement MDM 83 Horizon between Laboratoires Eurosilicone S.A. and Les Mutuelles du Mans Assurances IARD et Vie dated February 3, 2000

•                  Special additional retirement and Life Insurance contributions for Manager “Cadres” positions

•                  Contribution rate: 6.00% on annual salary

•                  Additional pension scheme agreement Mondiale Retraite Plus between Laboratoires Eurosilicone S.A. and La Mondiale dated April 29, 1999

•                  Special additional Retirement Plan by Capitalization for Manager “Cadres” positions

•                  Contribution rate: 4.00% on annual salary

•                  Mutual insurance agreement between Laboratoires Eurosilicone S.A. and Apicil Prévoyance dated January 8, 2002

•                  To complete French Social Security reimbursement for medicine, tests, dental, etc.

•                  All employees are covered as Individual (1.66%) or Family (3.30%) rate based on monthly social security ceiling (2,589 € since January 2006)

Schedule 3(o)
Intellectual Property Rights

See the attached schedules of patents and trademarks. [See attached files “Patents.pdf” and “Marks.pdf”]

The French trademark CERATEX is co-owned by the Company and Mr. Kirkorian and the PCT patent no WO 98 26735 is co-owned by the Company and Mr. Tourniaire. There is no co-ownership agreement.

Licenses

The Company and its Subsidiaries license software in the ordinary course of their business pursuant to customary end-user license agreements. Other than with respect to Great Plains and Sage accounting software fees of under $10,000.00 per year in aggregate, there are no material maintenance or similar recurring license fees.

Litigation

The Company incorporates by reference the litigation commenced against Eurosilicone SAS by IP Resource Limited disclosed on Schedule 3(h).

AMOENA vs Eurosilicone, patent dispute (Cour d’Appel d’Aix en Provence). This dispute is concerning mammary external adhesive prostheses. This litigation is based on the fact that EUROSILICONE and Amoena have sued each other based on the violation of their patent relative to adhesive external prostheses. Eurosilicone sold 15,000€ of the kind of prosthesis at issue in the dispute).

PATENT REPORT
MediCor

Title	Country	Application No./Filing Date	Patent No./Reg. Date	Owner	Status

Implant filling material and method	US Federal	10/839559 May 5, 2004	Intellectual Property International, Inc.	Pending

Silicone mask for cryosurgery and method	US Federal	95445089 May 19, 1995	5901707 May 11, 1999	HPL Biomedical, Inc.	Expired

Mask to protect healthy tissue during cryosurgical removal of diseased tissue from the skin- is elastomer sheet with silicone gel layer on underside which remains adherent to skin at low temp.	Australia	AU 9657535 May 16, 1996	AU9657535 November 29, 1996	HPL Biomedical, Inc.	Registered

Mask to protect healthy tissue during cryosurgical removal of diseased tissue from the skin- is elastomer sheet with silicone gel layer on underside which remains adherent to skin at low temp.	Brazil	BR9612881 May 16, 1996 1996	BR 9612881 December 31, 2002	HPL Biomedical, Inc.	Registered

Breast implant	European Patent	WO 97951290 December 10, 1997	9826735 June 25, 1998	Laboratoires Eurosilicone	Registered

Anatomical breast implant with controllable and stable positioning	European Patent	EP2002790537 October 23, 2002	WO 2004041128 May 21, 2004	Laboratoires Eurosilicone	Registered

Mask to protect healthy tissue during cryosurgical removal of diseased tissue from the skin- is elastomer sheet with silicone gel layer on underside which remains adherent to skin at low temp.	European Patent	WO 96US7201 May 16, 1996	WO 9636293 November 21, 1996	HPL Biomedical, Inc.	Registered

Title	Country	Application No./Filing Date	Patent No./Reg. Date	Owner	Status

Mask to protect healthy tissue during cryosurgical removal of diseased tissue from the skin- is elastomer sheet with silicone gel layer on underside which remains adherent to skin at low temp.	European Patent	EP 96915880 May 16, 1996	EP 955931 November 17, 1999	HPL Biomedical, Inc.	Registered

Implantable prosthetic body used as implantable prostetic body, e.g. breast implants, comprises thin elastomeric container, and pliable viscous cohesive mass contained within container	European Patent	WO 2004US35213 October 25, 2004		Intellectual Property International, Inc.	Pending

An improved artificial airway device	European Patent	96904959 March 6, 1996	813432 December 29, 1997	Biosil Limited	Registered

An improved artificial airway device	Patent Cooperation Treaty	PCT/GB96/0516 March 6, 1996		Biosil Limited	Pending

Artificial airway device with sealing cuff for distal end	US Federal	08/913020 November 4, 1997	5865176 February 2, 1999	Biosil Limited	Registered

Prostetic anal sphincter	US Federal	08/551052 October 31, 1995	5593443 January 14, 1997	Biosil Limited	Registered

Title	Country	Application No./Filing Date	Patent No./Reg. Date	Owner	Status

Urinary sphincter device	United Kingdom	00228122 September 18, 2000	2355937 May 9, 2001	Biosil Limited	Registered

Endotracheal tube allowing oesophageal access	United Kingdom	9604630 March 5, 1996	2298580 September 11, 1996	Biosil Limited	Registered

Textured silicone implant prosthesis	US Federal	304764 January 31, 1989	4955909 September 11, 1990	Intellectual Property International, Inc.	Registered

Bio-osmotic gel for implant prostheses	US Federal	496234 March 20, 1990	5067965 November 26, 1991	Intellectual Property International, Inc.	Registered

Bio-osmotic gel for implant prosthesis	Canada		2057044	Intellectual Property International, Inc.	Registered

Bio-osmotic gel for implant prosthesis	Germany		69119754.7	Intellectual Property International, Inc.	Registered

Bio-osmotic gel for implant prosthesis	France		0521015	Intellectual Property International, Inc.	Registered

Title	Country	Application No./Filing Date	Patent No./Reg. Date	Owner	Status

Bio-osmotic gel for implant prosthesis	Great Britain		0521015	Intellectual Property International, Inc.	Registered

Rheologically modified and osmotically balanced fi	US Federal	924457 August 29, 1997	5997574 December 7, 1999	Intellectual Property International, Inc.	Registered

Saline implant having single valve with primary an	US Federal	318036 May 25, 1999	6162251 December 19, 2000	Intellectual Property International, Inc.	Registered

Leak-proof implant	US Federal	711255 August 24, 2005		Intellectual Property International, Inc.	Pending

Leak-proof implant	Patent Cooperation Treaty			Intellectual Property International, Inc.	In preparation

Silicone gel composition and dispenser therefor (Pro-Sil)	US Federal	913656 August 6, 2004		Intellectual Property International, Inc.	Pending

TRADEMARK REPORT
MediCor

Mark	Country	Serial No./ Filing Date	Reg No./ Registered	International Class	Owner	Status

AMD and design	US Federal	76/050336 May 15, 2000	2561197 April 16, 2002	10	Biosil Limited	Registered

BEAUTY IS NATURAL... PERFECTION IS SURGICAL and design	US Federal	78/658204 June 24, 2005		10	Intellectual Property International, Inc.	Published ITU

BIODERMIS	US Federal	76/409086 May 17, 2002		5	HPL Biomedical, Inc.	Pending

CRYOSIL	US Federal	76/018979 March 3, 2000	2447839 May 1, 2001	10	Intellectual Property International, Inc.	Registered

DERMASOF and design	US Federal	76/632997 March 7, 2005	3058626 February 14, 2006	5	Intellectual Property International, Inc.	Registered

EPI-DERM	US Federal	76/001047 March 13, 2000	2440827 April 3, 2001	5	Intellectual Property International, Inc.	Registered

Mark	Country	Serial No./ Filing Date	Reg No./ Registered	International Class	Owner	Status

EPIFOAM	US Federal	76/411916 May 24, 2002	2771043 October 7, 2003	5	HPL Biomedical, Inc.	Registered

EPITAB	US Federal	76/161090 October 30, 2000	2506421 November 13, 2001	5	Intellectual Property International, Inc.	Registered

HYDROGOLD	US Federal	76/179320 December 4, 2000	2769658 September 30, 2003	5	HPL Biomedical, Inc.	Registered

MEDICOR	US Federal	78/221425 March 4, 2003		10	Intellectual Property International, Inc.	Published ITU

PRO-SIL	US Federal	78/465469 August 11, 2004		5	Intellectual Property International, Inc.	Published

SCARAID	US Federal	75/745886 July 7, 1999	2424688 January 30, 2001	5	Intellectual Property International, Inc.	Registered

Mark	Country	Serial No./ Filing Date	Reg No./ Registered	International Class	Owner	Status

SILGEL	US Federal	75/482243 May 8, 1998	2305528 January 4, 2000	5, 10	Nagor Limited	Registered

SILQUECLENZ	US Federal	75/308208 June 13, 1997	2496490 October 9, 2001	3	Intellectual Property International, Inc.	Registered

THERAFOAM	US Federal	76/381190 March 11, 2002	2788109 December 2, 2003	10	Intellectual Property International, Inc.	Registered

XERAGEL	US Federal	75/401684 December 8, 1997	2216398 January 5, 1999	5	Intellectual Property International, Inc.	Registered

COGEL	Australia	808654 September 29, 1999	808654 September 29, 1999	10	Nagor Limited	Registered

NAGOR	Australia	808656 September 29, 1999	808656 September 29, 1999	5, 10	Nagor Limited	Registered

		Serial No./	Reg No./	International
Mark	Country	Filing Date	Registered	Class	Owner	Status

NAGOSIL	Australia	808657	808657	10	Nagor Limited	Registered
		September 29,	September 29,
		1999	1999

NAGOTEX	Australia	808658	808658	10	Nagor Limited	Registered
		September 29,	September 29,
		1999	1999

SILGEL	Australia	808655	808655	5	Nagor Limited	Registered
		September 29,	September 29,
		1999	1999

AMD and design	Community	737890	737890	10	Biosil Limited	Registered
	Trademarks	January 29,	June 17, 1999
		1998

BEAUTY IS	Community	4448916		5, 10	Intellectual	Pending
NATURAL...PERFECTION	Trademarks	June 16, 2005			Property
IS SURGICAL					International,
					Inc.

BIODERMIS	Community	4013587		5, 10	Intellectual	Pending
	Trademarks	September 8,			Property
		2004			International,
					Inc.

		Serial No./	Reg No./	International
Mark	Country	Filing Date	Registered	Class	Owner	Status

COGEL	Community	408450	408450	10	Nagor Limited	Registered
	Trademarks	November 14,	January 8, 1999
		1996

EUROSILICONE	Community	4151502		10	Intellectual	Pending
	Trademarks	December 2,			Property
		2004			International,
					Inc.

MEDICOR	Community	4151494		10	Intellectual	Pending
	Trademarks	December 2,			Property
		2004			International,
					Inc.

NAGOR	Community	989483	989483	5, 10	Nagor Limited	Registered
	Trademarks	November 19,	July 19, 2000
		1998

NAGOSIL	Community	219881	219881	10	Nagor Limited	Registered
	Trademarks	April 9, 1996	November 16,
			1998

NAGOTEX	Community	119923	219923	10	Nagor Limited	Registered
	Trademarks	April 9, 1996	September 11,
			1998

		Serial No./	Reg No./	International
Mark	Country	Filing Date	Registered	Class	Owner	Status

SILGEL	Community	584722		5, 10	Nagor Limited	Pending
	Trademarks	July 9, 1997

XERAGEL	Community	4013595	4013595	5	Intellectual	Registered
	Trademarks	September 8,	November 16,		Property
		2004	2005		International,
					Inc.

ES LABORATOIRES	France	02 3140673	02 3140673	10	Laboratoires	Registered
EUROSILICONE and		January 9, 2002			Eurosilicone
design

BEAUTY IS	Mexico	680521	861692	10	Intellectual	Registered
NATURAL...PERFECTION		October 5, 2004	November 29,		Property
IS SURGICAL			2004		International,
					Inc.

COGEL	Mexico	377559	675270	10	Nagor Limited	Registered
		June 2, 1999	October 23,
			2000

EUROSILICONE	Mexico	680524	856874	44	Intellectual	Registered
	October 5, 2004		October 26,		Property
			2004		International,
					Inc.

		Serial No./	Reg No./	International
Mark	Country	Filing Date	Registered	Class	Owner	Status

EUROSILICONE	Mexico	680523	856873	10	Intellectual	Registered
		October 5, 2004	October 26,		Property
			2004		International,
					Inc.

KOMURO	Mexico	680520	856872	10	Intellectual	Registered
		October 5, 2004	October 26,		Property
			2004		International,
					Inc.

MEDICOR and design	Mexico	680527	904977	44	Intellectual	Registered
		October 5, 2004	October 26,		Property
			2005		International,
					Inc.

NAGOR	Mexico	377561	675271	10	Nagor Limited	Registered
		June 2, 1999	October 23,
			2000

NAGOSIL	Mexico	377557	643042	10	Nagor Limited	Registered
		June 2, 1999	February 24,
			2000

NAGOTEX	Mexico	377558	675269	10	Nagor Limited	Registered
		June 2, 1999	October 23,
			2000

		Serial No./	Reg No./	International
Mark	Country	Filing Date	Registered	Class	Owner	Status

SILGEL	Mexico	377560	699500	10	Nagor Limited	Registered
		June 2, 1999	May 29, 2001

COGEL and design	South Korea	4020030007200	4006012730000	10	Nagor Limited	Registered
		February 17,	December 1,
		2003	2004

NAGOR and design	South Korea	4020030007206	4006012740000	10	Nagor Limited	Registered
		February 17,	December 1,
		2003	2004

NAGOSIL and design	South Korea	4020030007199	4006012720000	10	Nagor Limited	Registered
		February 17,	December 1,
		2003	2004

NAGOTEX and design	South Korea	4020030007198	4006012710000	10	Nagor Limited	Registered
		February 17,	December 1,
		2003	2004

SILGEL and design	South Korea	4020030007205	4005953380000	5, 10	Nagor Limited	Registered
		February 17,	October 8, 2004
		2003

SILGEL	Spain	2371254M6		5	Nagor Limited	Pending
		January 16,
		2001

		Serial No./	Reg No./	International
Mark	Country	Filing Date	Registered	Class	Owner	Status

COGEL and design	United	2223645	2223645	10	Nagor Limited	Registered
	Kingdom	February 26,	August 4, 2000
		2000

NAGOR and design	United	2223646	2223646	10	Nagor Limited	Registered
	Kingdom	February 26,	August 4, 2000
		2000

NAGORENHANCE	United	2311031	2311031	10, 36	Nagor Limited	Registered
	Kingdom	September 19,	June 13, 2003
		2002

NAGOSIL and design	United	2223647	2223647	10	Nagor Limited	Registered
	Kingdom	February 26,	August 18,
		2000	2000

NAGOTEX and design	United	2223644	2223644	10	Nagor Limited	Registered
	Kingdom	Februay 26,	August 4, 2000
		2000

SILGEL and design	United	2223696	2223696	10	Nagor Limited	Registered
	Kingdom	February 26,	August 11,
		2000	2000

		Serial No./	Reg No./	International
Mark	Country	Filing Date	Registered	Class	Owner	Status

APTEX	Mexico	680519			Intellectual	Pending
		October 5, 2004			Property
					International,
					Inc.

CRISTALLINE APTEX	Mexico	680517			Intellectual	Pending
PARAGEL		October 5, 2004			Property
					International,
					Inc.

CRISTALLINE PARAGEL	Mexico	680515			Intellectual	Pending
		October 5, 2004			Property
					International,
					Inc.

CRISTALLINE VERATEX	Mexico	680516			Intellectual	Pending
PARAGEL		October 5, 2004			Property
					International,
					Inc.

EPI-DERM	Argentina	2,550,571			Intellectual	Pending
		October 28,			Property
		2004			International,
					Inc.

		Serial No./	Reg No./	International
Mark	Country	Filing Date	Registered	Class	Owner	Status

EPI-DERM	Argentina	2,550,572 October 28, 2004			Intellectual Property International, Inc.	Pending

EPIFOAM	Argentina	2,550,574			Intellectual	Pending
		October 28,			Property
		2004			International,
					Inc.

EUROSILICONE	Mexico	680522			Intellectual	Pending
		October 5, 2004			Property
					International,
					Inc.

MEDICOR	Mexico	680494			Intellectual	Pending
		October 5, 2004			Property
					International,
					Inc.

MEDICOR	Mexico	680525			Intellectual	Pending
		October 5, 2004			Property
					International,
					Inc.

		Serial No./	Reg No./	International
Mark	Country	Filing Date	Registered	Class	Owner	Status

PARAGEL	Mexico	680526			Intellectual	Pending
		October 5, 2004			Property
					International,
					Inc.

VERTEX	Mexico	680518			Intellectual	Pending
		October 5, 2004			Property
					International,
					Inc.

XERAGEL	Turkey	13377/95	166546		Intellectual	Registered
		November 17,	November 17,		Property
		1995	1995		International,
					Inc.

XERAGEL	Argentina	2,550,575			Intellectual	Pending
		October 28,			Property
		2004			International,
					Inc.

BIODERMIS	Argentina	Pending

EPIFOAM	Argentina	2,550,573			Intellectual
					Property
		October 28,			International,
		2004			Inc.

Schedule 3(q)
Title

The liens to be granted in favor of the collateral agent for the benefit of the purchasers of the Notes.

The liens identified below.

•                Pledge of shares by of Eurosilicone SAS by ES Holdings SAS to BNP Paribas pursuant to the Loan Agreement dated September 10, 2004 between ES Holdings SAS and BNP Paribas.

•                  Pledge of shares of Eurosilicone SAS to François Tourniaire, as Sellers’ Representative, pursuant to the Agreement for the Sale and Purchase of the Shares of Laboratoires Eurosilicone SA dated May 17, 2004.

•                  Liens/interests of lessors in real estate capital leases disclosed on Schedule 3(cc).

•                  Liens/interests of lessors in equipment capital leases disclosed on the schedule attached to Schedule 3(bb) and Schedule 3(cc).

Schedule 3(w)

Transactions with Affiliates

1.               The modification of the existing indebtedness to International Integrated Industries, LLC and the conversion of certain of such debt held by Sirius Capital LLC to $37.5 million in subordinated notes and warrants contemplated in connection with the offering of the Securities. The agreements listed below have been or will be timely filed with the SEC as prescribed by law.

a.               Promissory Notes – International Integrated Industries, LLC (existing note previously filed, amended note to be filed with the SEC)

b.            Subordinated Convertible Note – Sirius Capital LLC (to be filed with the SEC)

c.               Warrant – Sirius Capital LLC (to be filed with the SEC)

2.               The MediCor Ltd. 1999 Amended and Restated Stock Compensation Program (filed with the SEC).

3.               MediCor Ltd. Non-Employee Directors’ Deferral Plan dated February 9, 2006 (to be filed with the SEC).

4.               Revolving Promissory Note dated April 1, 2003 made by MediCor Ltd. in favor of International Integrated Industries, LLC (previously filed with the SEC).

Schedule 3(bb)

Outstanding Indebtedness; Liens

•                  The aggregate trade accounts payable of the Company and its Subsidiaries at March 31, 2006 is estimated to be $8,711,982.

•                  The aggregate outstanding Indebtedness of the Company and its Subsidiaries (to third parties) at March 31, 2006 is estimated to be $93,995,053, composed of the following:

•                  $68,106,900 – Revolving Promissory Note dated April 1, 2003 made by MediCor Ltd. in favor of International Integrated Industries, LLC with an interest rate of 10% (term – open ended revolving note, to be amended in connection with this transaction).

•                  $11,280,746 – Loan Agreement between BNP Paribas and ES Holdings SAS dated September 10, 2004 with an interest rate of six-month EURIBOR plus 2.25% (term – September 15, 2011).

•                  $16,919 – Note Agreement between First Insurance Funding and MediCor Ltd. dated June 30, 2005 with an interest rate of 7.2% (term – April 30, 2006).

•                  $100,000 – Three Year Convertible Debenture Loan Agreement dated 12 June 2003 between the Company and Conrad A. Montgomery with an interest rate of 8% (term – June 12, 2006).

•                  $100,000 – Three Year Convertible Debenture Loan Agreement dated 12 August 2003 between the Company and Lincoln Trust Company, Trustee for the benefit of Douglas D. Dedo with an interest rate of 8% (term — August 12, 2006).

•                  $50,000 – Three Year Convertible Debenture Loan Agreement dated 31 July 2003 between the Company and Sally K. Bauer with an interest rate of 8% (term – July 31, 2006).

•                  $2,905,046 in accrued expenses and other current liabilities

•      $1,092,181 – In payroll taxes payable

•                  $6,810,258 – Series A 8.0% Convertible Preferred Stock (redeemable)

•                  $3,058,448 – Capital Lease Obligations [see attached file “Capital Lease Schedules.doc”]

•                  $106,945 – Loan agreement between BNP Paribas and Laboratoires Eurosilicone SAS dated December 11, 2003

•                  Amount of the loan: € 181,000

•                  Starting date: March 24, 2004

•                  Term: February 24, 2008 (4 years, or 48 months)

•                  Monthly repayment: €4,037.59

•                  Rate: 3.39%

•                  Remaining amount due as of March 31, 2006: €89,789.10

•                  Negative pledge and restrictions on asset sales

•                  $125,159 – Loan agreement between CIC Banque Scalbert Dupont and Laboratoires Eurosilicone SAS dated August 1, 2001

•                  Amount of the loan: € 609,000

•                  Starting date: December 25, 2001

•                  Term: December 25, 2006 (5 years, or 20 quarters)

•                  Quarterly repayment: €35,166.44

•                  Rate: 5.65%

•                  Remaining amount due as of March 31, 2006: €102,587.71

•                  Lien on company assets

•                  $242,451 – Loan agreement between Société Générale and Laboratoires Eurosilicone SAS dated October 10, 2002

•                  Amount of the loan: € 460,000

•                  Starting date: December 1, 2002

•                  Term: February 28, 2008 (5 years, or 60 months would take to March, but date certain also stated)

•                  Monthly repayment: €8,733.55

•                  Rate: 5.25%

•                  Remaining amount due as of March 31, 2006: €198,564.69

Eurosilicone

Obligation Under Capital Leases Balance at Closing

(in Euros)

		Original Loan	Short Term	Long-Term
	Origination Date	Amount	Balance	Balance	Total
Buildings - Eurosilicone 1	1/1/1999	754,894.00	67,697.43	296,637.30	364,334.73
Buildings - Eurosilicone 2	3/1/2002	2,286,735.00	215,883.17	1,122,653.03	1,338,536.20
Buildings - Europrotex	4/1/2000	261,432.00	30,095.33	87,013.01	117,108.35
Vehicles - Ford Focus	3/1/2001	16,708.00	—	—	—
Vehicles - BMW	1/1/2002	29,728.00	—	—	—
Vehicles - Transit	5/1/2002	23,835.00	1,103.66	—	1,103.66
Vehicles - Mercedes	12/1/2002	36,778.00	7,900.11	—	7,900.11
Vehicles - Boxer	8/1/2003	23,181.00	6,435.00	2,877.56	9,312.56
Vehicles - Puegeot	1/1/2004	11,500.00	3,008.43	2,678.78	5,687.21
Vehicles - Espace	3/1/2004	34,658.00	8,748.91	8,923.36	17,672.27
Vehicles - Porsche	8/15/2004	51,838.32	19,687.46	9,858.94	29,546.40
Vehicles - BMW	10/1/2004	25,300.00	6,236.75	11,201.15	17,437.90
Vehicles - Scenic	11/1/2004	21,103.00	5,264.93	8,913.62	14,178.55
Vehicles - Audi 1	2/1/2005	27,132.00	6,608.26	13,367.46	19,975.71
Vehicles - Audi 2	3/1/2005	30,944.00	7,384.11	16,326.11	23,710.22
TOTAL CAPITAL LEASE OBLIGATION:		€3,635,766.32	€386,053.56	€1,580,450.32	€1,966,503.88
ACCRUED INTEREST:					€549,716.17
Exchange Rate at March 31, 2006	1.20763

TOTAL CAPITAL LEASE OBLIGATION IN $:			$466,209.86	$1,908,599.22	$2,374,809.08

ACCRUED INTEREST IN $:					$663,853.74

Eurosilicone Leased Property under Capital Leases

Leased Asset	Expiration Date	2006	2007	2008	2009	2010	2011
Building #1	01/01/11	85,981.20	85,981.20	85,981.20	85,981.20	71,651.00	—
Building #2	03/01/13	294,343.52	155,119.52	155,119.52	155,119.52	155,119.52	155,119.52
Building #3	10/01/09	36,562.20	36,562.20	36,562.20	21,327.95	—	—
BMW	01/01/06	—	—	—	—	—	—
Transit	05/01/06	1,114.32	—	—	—	—	—
Mercedes	12/01/06	8,197.83	—	—	—	—	—
Boxer	08/01/07	7,097.76	2,957.40	—	—	—	—
Pugeaut	01/01/08	3,325.56	2,771.30	—	—	—	—
Espace	03/01/08	9,021.36	9,021.36	—	—	—	—
Porsche	09/01/08	25,256.88	10,523.70	—	—	—	—
Scenic	11/01/08	5,403.84	5,403.84	3,602.56	—	—	—
BMW	10/01/08	7,668.96	7,668.96	4,473.56	—	—	—
Audi #1	01/01/09	7,788.96	7,788.96	6,490.80	—	—	—
Audi #2	02/01/09	9,380.28	9,380.28	8,598.59	—	—	—
Euro Total:		€501,142.67	€333,178.72	€300,828.43	€262,428.67	€226,770.52	€155,119.52

Exchange Rate at March 31, 2006:		1.20763	1.20763	1.20763	1.20763	1.20763	1.20763

Total USD:		$605,194.92	$402,356.62	$363,289.44	$316,916.73	$273,854.88	$187,326.99

Leased Asset	2012	2013	2014	2015	2016	Total	Interest
Building #1	—	—	—	—	—	415,575.80	51,208.56
Building #2	155,119.52	155,119.52	155,119.52	155,119.52	116,339.64	1,806,758.84	468,222.64
Building #3	—	—	—	—	—	131,014.55	13,906.21
BMW	—	—	—	—	—	—	—
Transit	—	—	—	—	—	1,114.32	7.97
Mercedes	—	—	—	—	—	8,197.83	291.06
Boxer	—	—	—	—	—	10,055.16	737.50
Pugeaut	—	—	—	—	—	6,096.86	407.97
Espace	—	—	—	—	—	18,042.72	368.68
Porsche	—	—	—	—	—	35,780.58	6,234.25
Scenic	—	—	—	—	—	14,410.24	231.22
BMW	—	—	—	—	—	19,811.48	2,368.30
Audi #1	—	—	—	—	—	22,068.72	2,089.28
Audi #2	—	—	—	—	—	27,359.15	3,642.53
Euro Total:	€155,119.52	€155,119.52	€155,119.52	€155,119.52	€116,339.64	€2,516,286.25	€549,716.17

Exchange Rate at March 31, 2006:	1.20763	1.20763	1.20763	1.20763	1.20763	1.20763	1.20763

Total USD:	$187,326.99	$187,326.99	$187,326.99	$187,326.99	$140,495.24	$3,038,742.76	$663,853.74

Management Leased Property under Capital Leases

Leased Asset	Expiration Date	2006	2007	2008	2009	2010	2011
Color Copier	10/01/09	5,499.24	5,499.24	5,499.24	3,207.89	—	—

Total Lease Payments:	610,694	407,856	368,789	320,125	273,855	187,327	187,327

Leased Asset	2012	2013				Total	Interest
Color Copier	—	—				19,705.61	1,778.23

Total Lease Payments:	187,327	187,327	187,327	187,327	140,495	3,058,448	665,632

Schedule 3(cc)
Leases

•                  Lease Agreement dated October 10, 2002 between International Integrated Incorporated and Skyview Business Park, LLC filed as Exhibit 10.4 to the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2003 (term – 60 months commencing January 31, 2003; rent - $13,959.81/mo. +4% escalator).

•                  Lease Agreement Addendum dated November 18, 2002 between International Integrated Incorporated and Skyview Business Park, LLC filed as Exhibit 10.5 to the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2003 (adding parking spaces under lease above).

•                  Lease Agreement between MediCor Development Company and Openwave Systems Inc. dated December 16, 2005 (Santa Barbara R&D facility) (term – 48 months commencing April 14, 2006; rent - $14,192/mo. +2% escalator).

•                  Lease Agreement between HPL Biomedical Inc. and Harsch Investment Properties-Nevada LLC dated March 20, 2003 (term — 61 months commencing May 1, 2003; rent - $5,640/mo. +4% escalator).

•                  Lease agreement between Laboratoires Eurosilicone S.A. and the city of Apt, France dated May 25, 1999

•                  This contract relates to the “Eurosilicone 1” building

•                  Starting date: January 1, 1999

•                  Term: December 31, 2010 (12 years, or 144 months)

•                  Monthly rent: € 7,165.10

•                  € 1 purchase option

•                  Lease agreement between Laboratoires Eurosilicone S.A. and the city of Apt, France dated May 17, 2000

•                  This contract relates to the “Europrotex” building.

•                  Starting date: April 1, 2000

•                  Term: September 30, 2009 (9.5 years, or 114 months).

•                  Monthly rent: € 3,046.85

•                  € 1 purchase option

•                  Lease agreement between Laboratoires Eurosilicone S.A. and Natiocredimurs, Auxicomi and Ucabail Immobilier dated March 8, 2001.

•                  This contract relates to the “Eurosilicone 2” building.

•                  Starting date: January 14, 2002.

•                  Term: January 14, 2017 (15 years, or 180 months).

•                  Quarterly rent: €85,187.88 for the first 20 quarters and €38,779.88 for the last 40 quarters.

•                  Guaranty initially issued by F. Tourniaire and to be transferred to ES Holdings SAS

•                  € 1 purchase option

•                  See leases identified in Schedule 3(bb).

Schedule 3(gg)
Product Liability

The Company incorporates by reference the litigation set forth in Schedule 3(h).

Schedule 4(d)
Use of Proceeds

Biosil/Nagor Acquisition	$24,000,000
Biosil/Nagor Fees/Expenses	1,500,000
Financing Private Placement Fees	2,500,000
Financing Legal/Transaction Fees/Expenses	1,000,000
Working Capital/General Corporate Purposes	21,000,000
Total	$50,000,000

Note: All amounts except the total are estimates.